UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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CAS MEDICAL SYSTEMS, INC.
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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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April 29, 2014
Dear Fellow Stockholder:
We will hold our 2014 annual meeting of stockholders at 11:00 a.m. on Wednesday, June 25, 2014, at the Omni New Haven Hotel at Yale, 155 Temple Street, New Haven, CT 06510.
The notice of annual meeting and proxy statement accompanying this letter describe in detail the matters to be acted upon at the meeting.
It is important that your shares be represented at the meeting. Whether or not you plan to attend, please sign, date, and return your proxy card or vote by one of the other methods described in the proxy statement, as soon as possible.
We look forward to seeing you at the meeting.
Sincerely yours,

Thomas M. Patton
President and Chief Executive Officer

CAS MEDICAL SYSTEMS, INC.

NOTICE OF ANNUAL MEETING

The annual meeting of stockholders of CAS Medical Systems, Inc. will be held at 11:00 a.m. on Wednesday, June 25, 2014, at the Omni New Haven Hotel at Yale, 155 Temple Street, New Haven, CT 06510.
The items of business at the annual meeting are:
1.
  Election of six directors;
2.
  Approval of the 2011 Equity Incentive Plan, as amended;
3.
  Advisory approval of the compensation of our named executive officers;
4.
  Ratification of appointment of independent accountants for 2014; and
5.
  Such other matters as may properly come before the meeting, including any continuation of the meeting caused by any adjournment or any postponement of the meeting.
April 28, 2014, is the record date for the meeting.
We are taking advantage of Securities and Exchange Commission rules that allow us to furnish proxy materials to our stockholders via the Internet. On or about April 29, 2014, we will be mailing our Notice of Internet Availability of Proxy Materials to our stockholders, which contain instructions for our stockholders’ use of this process, including how to access our 2014 proxy statement and 2013 annual report to stockholders and how to vote online. In addition, the Notice of Internet Availability of Proxy Materials contains instructions on how you may receive a paper copy of the 2014 proxy statement and 2013 annual report to stockholders.
Jeffery A. Baird
Secretary
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON JUNE 25, 2014  –  The Proxy Statement and Annual Report to Stockholders are available at http://www.casmed.com.
Whether or not you expect to attend the annual meeting, we urge you to vote. You may vote by telephone or via the internet. If you receive a paper copy of the proxy card by mail, you may also mark, sign, date, and return the proxy card promptly in the accompanying postage-prepaid envelope.

CAS MEDICAL SYSTEMS, INC.
44 East Industrial Road
Branford, Connecticut 06405
PROXY STATEMENT
The Annual Meeting and Voting
Our Board of Directors is soliciting proxies to be used at the annual meeting of stockholders to be held on Wednesday, June 25, 2014, or at any adjournment of the meeting. This proxy statement contains information about the items being voted on at the annual meeting. We are mailing the Notice of Internet Availability of Proxy Materials to stockholders on or about April 29, 2014.
Who is entitled to vote?
Record stockholders of CAS Medical Systems, Inc. (CASMED) common stock, Series A Convertible Preferred Stock, and Series A Exchangeable Preferred Stock at the close of business on April 28, 2014, (the record date) can vote at the meeting. As of the record date, there were issued and outstanding:
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  19,416,629 shares of CASMED common stock and
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  95,500 shares of CASMED Series A Convertible Preferred Stock and 54,500 shares of CASMED Series A Exchangeable Preferred Stock (which is substantially identical to the Series A Convertible Preferred Stock) containing voting rights equivalent to a total of 5,319,149 shares of common stock.
Each common stockholder has one vote for each share of common stock owned as of the record date. Each holder of a share of Series A Convertible Preferred Stock and Series A Exchangeable Preferred Stock has 35.46 votes per share owned as of the record date. Therefore, a total of 24,735,778 votes are eligible to be cast at the annual meeting. A list of all stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting at our office at 44 East Industrial Road, Branford, Connecticut, for the ten-day period immediately preceding the meeting.
How do I vote?
If you are a stockholder with shares registered in your name, you can vote by one of the following methods:
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  Via the Internet  –  To vote by Internet, go to www.voteproxy.com and follow the instructions there. The deadline for voting via the Internet is 11:59 p.m. (EDT) on June 24, 2014.
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  By Telephone  –  To vote by telephone, dial (800) 776-9437 and follow the instructions. The deadline for voting by telephone is 11:59 p.m. (EDT) on June 24, 2014.
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  By Mail  –  Stockholders who receive a paper proxy card may elect to vote by mail and should complete, sign, and date their proxy card and mail it in the pre-addressed, postage-paid envelope that accompanies the delivery of paper proxy cards. Proxy cards submitted by mail must be received by the time of the annual meeting in order for your shares to be voted.
If you properly sign and return your proxy card or complete your proxy via the telephone or Internet, your shares will be voted as you direct. If you sign and return your proxy but do not specify how you want your shares voted, they will be voted consistent with the recommendations of our Board, as described below and in the Notice of Internet Availability of Proxy Materials and in accordance with the best judgment of the persons named on the proxy on any other matters which may come before the meeting.
How do I vote if my shares are held in street name?
If your shares are held by a broker, bank, or other stockholder of record exercising fiduciary powers which holds securities of record in nominee name or otherwise (typically referred to as being held in “street name”), you may receive a separate voting instruction form or you may need to contact your broker, bank, or other stockholder of record to determine whether you will be able to vote electronically via the Internet or by telephone.
May I change my vote?
You may revoke your proxy at any time before it is voted at the meeting in several ways. You may (i) send in a revised proxy dated later than the first,

(ii) vote in person at the meeting, or (iii) notify our Secretary in writing prior to the meeting that you have revoked your proxy.
What constitutes a quorum?
The holders of shares representing a majority of the votes which may be cast at the meeting, present in person or represented by proxy, constitute a quorum. Abstentions, broker non-votes, and votes withheld from director nominees are included in the count to determine a quorum.
What is the required vote to approve each proposal?
If a quorum is present, each of the six director candidates who receive a majority of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors will be elected. Proposals 2, 3, and 4 will be approved if a quorum is present and a majority of the votes cast by holders present in person or represented by proxy are cast in favor of the applicable proposal.
What is the effect of broker non-votes and abstentions?
Under NASDAQ rules, if your broker holds your shares in its “street” name, the broker may under certain circumstances vote your shares on the agenda items even if it does not receive instructions from you. Although they are included in determining whether a quorum is present, broker non-votes and abstentions are not considered votes cast on the matters before the meeting and neither will have an effect on the voting for these proposals.
By when must stockholder proposals be submitted for the 2015 annual meeting?
Stockholder proposals intended to be presented at our 2015 annual meeting pursuant to Securities Exchange Act Rule 14a-8 must be received by our Secretary not later than December 30, 2014, for inclusion in our proxy statement and form of proxy relating to that meeting. Stockholder proposals submitted outside the process provided in Rule 14a-8 shall be considered untimely in accordance with Rule 14a-5(e) if made after March 14, 2015.
Which stockholders own at least 5% of CASMED?
The only persons or groups known to us to be beneficial owners of more than 5% of our outstanding common stock, Series A Convertible Preferred Stock, and Series A Exchangeable Preferred Stock as of April 28, 2014, are reflected in the chart below. The following information is based upon Schedules 13D and 13G filed with the Securities and Exchange Commission by the persons and entities shown as of the respective dates appearing below or other information obtained by the company.

Name and Address of Beneficial Owners	Class of Stock	Amount and Nature of Beneficial Ownership	Percent of Class
Thomas, McNerney & Partners II, L.P. TMP Nominee II, LLC TMP Associates II, L.P. 60 South 6th Street Suite 3620 Minneapolis, MN 55402	Common	7,720,398 (a)	28.5%
	Series A Convertible Preferred	95,500 (a)	100%
	Series A Exchangeable Preferred	54,500 (a)	100%
Deerfield Mgmt, L.P. 780 Third Avenue, 37th Floor New York, NY 10017	Common	3,200,000 (b)	16.5%
BMI Capital Corporation 570 Lexington Avenue New York, NY 10022	Common	1,739,453 (c)	9.0%
Broadfin Capital, LLC 237 Park Avenue, Suite 900 New York, NY 10017	Common	1,349,796 (d)	7.0%

(a)
  Based in part upon information set forth in a Schedule 13D/A Amendment No. 2 filed with the SEC on September 6, 2011, by Thomas, McNerney & Partners II, L.P. (“TMP II LP”), TMP Nominee II, LLC (“TMPN”), TMP Associates II, L.P. (“TMPA”), Thomas, McNerney & Partners II, LLC (“TMP II LLC”), James Thomas, Pete McNerney, Alex Zisson, Pratik Shah, and Dr. Eric Aguiar, and other data available to CASMED. TMP II LP, TMPN, and TMPA hold, respectively, 94,182; 984; and 334 shares of Series A Convertible Preferred Stock (which represent in the aggregate 100% of the outstanding Series A Convertible Preferred Stock) and 53,748, 561 and 191 shares of Series A Exchangeable Preferred Stock (which represent in the aggregate 100% of the outstanding Series A Exchangeable Preferred Stock). The shares in the table above, with respect to common stock, represent “common stock equivalent” rights on shares of Series A Convertible Preferred Stock and Series A Exchangeable Preferred Stock. Each share of Series A Convertible Preferred Stock and Series A Exchangeable Preferred Stock has “common stock equivalent” rights as of March 31, 2014, equal to approximately 51.0 shares of common stock, which is determined by dividing the stated value of $100 per share of Series A Convertible Preferred Stock and Series A Exchangeable Preferred Stock plus accretion by an effective conversion price of $2.389 per share. Of the common stock equivalent rights in the table above (i) 7,543,091 are owned directly by TMP II LP, (ii) 78,781 are owned directly by TMPN, and (iii) 26,770 are directly owned by TMPA. Data reflects accretion of dividends as of March 31, 2014. TMP II LLC, the general partner of TMP II LP and TMPA, has voting and dispositive power over the shares held by TMP II LP and TMPA. In addition, TMPN has entered into an agreement with TMP II LLC that directs TMPN to vote and dispose of securities in the same manner as directed by TMP II LLC with respect to the shares held by TMP II LP and TMPA. Messrs. Thomas and McNerney are the managers of TMPN and have shared voting and dispositive power over such securities, provided that they are obligated to exercise such power in the same manner as TMP II LLC votes and disposes of the securities of CASMED over which TMP II LLC exercises voting and dispositive power. Messrs. Thomas, Zisson and Aguiar are the managers of TMP II LLC. The persons and entities named in this footnote are referred to individually herein as a “Reporting Person” and collectively as the “Reporting Persons.” Amounts in the table above also include 15,878 shares of common stock and options to purchase 20,000 shares of common stock held by each of Mr. Thomas and Kathleen A. Tune, directors of CASMED, which shares and options are held in their respective names but are being held for the benefit of TMP II LLC. Each Reporting Person disclaims beneficial ownership of the above-referenced shares other than those shares which such person owns of record.
(b)
  Based upon information set forth in a Schedule 13G filed with the SEC on July 17, 2013, by Deerfield Mgmt, L.P. (“DM”), Deerfield Management Company, L.P. (“DMC”), Deerfield Special Situations Fund, L.P. (“DSS”), Deerfield Special Situations International Master Fund, L.P. (“DSSI”) and James E. Flynn. DM, DMC, and Mr. Flynn each hold shared voting and dispositive power over all of the indicated shares. DSS holds shared voting and dispositive power over 1,756,800 of the indicated shares. DSSI holds shared voting and dispositive power over 1,443,200 of the indicated shares.
(c)
  Based upon information set forth in a Schedule 13G filed with the SEC on February 7, 2014. BMI Capital Corporation holds sole dispositive power over the indicated shares.
(d)
  Based upon information set forth in a Schedule 13G/A Amendment No. 1 filed with the SEC on February 14, 2014, by Broadfin Capital, LLC; Broadfin Healthcare Master Fund, Ltd.; and Kevin Kotler. Each party holds shared voting and dispositive power over the indicated shares.

How much stock is owned by directors and executive officers?
The following table shows beneficial ownership of CASMED common stock as of April 28, 2014, by our directors and our executive officers named in the compensation tables in this proxy statement and by all current directors and executive officers as a group. Shares issuable upon exercise of options or warrants are shown in a separate column.

Name of Beneficial Owner	Common Stock Deemed to be Beneficially Owned (a)		Options and Warrants Exercisable Within 60 Days (b)	Percent of Class
Lawrence S. Burstein	118,984	(c)	115,000	1.2%
Gregory P. Rainey	22,855		20,000	*
James E. Thomas	7,664,520	(d)	20,000	28.3%
Kathleen A. Tune	15,878		20,000	*
Kenneth R. Weisshaar	22,727		20,000	*
Thomas M. Patton	562,677	(e)	403,125	4.9%
Jeffery A. Baird	75,789		120,000	1.0%
John K. Gamelin	—		76,000	*
All current executive officers and directors as a group (10)	8,532,001		733,250	33.3%

*
  Less than one percent of the class

(a)
  Includes restricted stock held by the named individuals as follows: Mr. Burstein, Mr. Rainey, Mr. Thomas, Ms. Tune, and Mr. Weisshaar – each 1,552 shares; Mr. Patton – 176,042 shares; and Mr. Baird – 4,688 shares.
(b)
  The director or executive officer has the right to acquire beneficial ownership of this number of shares within 60 days of the record date for the annual meeting (April 28, 2014) by exercising outstanding stock options or warrants.
(c)
  Includes 75,000 shares held in Mr. Burstein’s IRA rollover account and 9,375 shares owned directly and indirectly by a family member.
(d)
  See footnote (a) to the table above under the heading “Which stockholders own at least 5% of CASMED?” Mr. Thomas may be deemed to have shared voting and dispositive power over the Series A Convertible Preferred Stock and Series A Exchangeable Preferred Stock held by TMP II LP, TMPA, and TMPN. The amount set forth in the table includes the amount of common stock that may be acquired upon conversion of such shares.
(e)
  Includes 32,500 shares held in a relative’s IRA over which Mr. Patton has dispositive power.
Section 16(a) Beneficial Ownership Reporting Compliance
Directors and persons who are considered “officers” of the company for purposes of Section 16(a) of the Securities Exchange Act of 1934, as amended, and greater than 10% stockholders (referred to as reporting persons) are required to file reports with the Securities and Exchange Commission showing their holdings of and transactions in CASMED securities. It is generally our practice to file the forms on behalf of our reporting persons who are directors or officers. Due to an administrative oversight, each of our non-employee directors (Messrs. Burstein, Jones, Rainey, Thomas, Ms. Tune, and Mr. Weisshaar) failed to file one Form 4 on a timely basis with respect to the annual restricted stock grant to non-employee directors.

Proposal 1:
Election of Directors
Six directors, constituting the entire Board of Directors of CASMED, are to be elected at the annual meeting to serve for a term of one year or until their respective successors are duly elected and qualify. Information about each nominee for director (all of whom are incumbent directors), including the nominee’s age, is set forth below. Unless otherwise indicated, each nominee has held his or her present position for at least five years. The shares represented by the proxies will be voted in favor of the election as directors of the persons named below unless authority to do so is withheld. Should you choose not to vote for a nominee, you may list on the proxy the name of the nominee for whom you choose not to vote and mark your proxy under Proposal No. 1 for all other nominees. Should any nominee become unable to accept nomination or election as a director (which is not now anticipated), the persons named in the enclosed proxy will vote for a substitute nominee as may be selected by the Board of Directors, unless the size of the Board is reduced. Mr. Thomas is the nominee designee of Thomas McNerney & Partners (see “Board Information and Committees” below).
NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

Name	Age	Year First Became Director	Principal Occupation During the Past Five Years
Lawrence S. Burstein	71	1985
Mr. Burstein has been President and principal stockholder of Unity Venture Capital Associates, Ltd. since March 1996. Prior thereto he was President, a director, and principal stockholder of Trinity Capital Corporation since October 1982. Mr. Burstein is a director of I.D. Systems, Inc. which designs, develops, and produces a wireless monitoring and tracking system. Mr. Burstein was formerly a director of Atrinsic, Inc., an internet direct marketing company, and THQ, Inc., a manufacturer of video game cartridges, both of which have filed for bankruptcy protection under Chapter 11 of the Federal Bankruptcy Code. Mr. Burstein received an L.L.B. from Columbia Law School. Mr. Burstein has considerable experience in legal and strategic business matters across a variety of industries. His past experience with the Company is important to the Board’s ability to evaluate our business strategies and decisions.

Name	Age	Year First Became Director	Principal Occupation During the Past Five Years
Thomas M. Patton	50	2010
Mr. Patton has served as CASMED’s President and Chief Executive Officer and as a member of the CASMED Board of Directors since August 2010. He previously served as the CEO of Wright Medical Group, an orthopedic device company, located in Memphis, Tennessee, and as President of Novametrix Medical Systems, a patient-monitoring company, located in Wallingford, Connecticut. From 2003 – 2010, Mr. Patton has acted as an advisor to the healthcare-focused private equity group of Ferrer Freeman & Company and, in that capacity, served as the interim CEO of Informed Medical Communications on a part-time basis in 2006 and 2007. Mr. Patton was a co-founder and CEO of QDx, Inc., a start-up company that developed a platform for hematology diagnostics beginning in 2003. Mr. Patton attended The College of the Holy Cross where he majored in Economics and Accounting. After graduating magna cum laude from Georgetown University Law Center, Mr. Patton worked at the law firm of Williams & Connolly in Washington, DC. Thereafter, he joined Wright Medical Group as its General Counsel where he served in various executive roles until being appointed CEO. Mr. Patton has extensive experience in the medical device industry and, as President and Chief Executive Officer, provides the Board with primary knowledge of CASMED’s business operations.

Gregory P. Rainey	61	2010
Mr. Rainey is currently President of CCI Performance Group, LLC which provides strategic and sales management consulting services for healthcare companies. From 1994 – 2004, Mr. Rainey was employed by Stryker Corporation where he held various sales management positions, including the position of Vice President of Sales. Mr. Rainey has also held various sales positions with Joint Medical Corporation and U.S. Surgical Corporation. He served on the Board of Directors of RTI Biologics, Inc., a leading provider of sterile biological implants, until December 2013 and served on the Board of Directors of NuOrtho Surgical, Inc. until October 2011. Mr. Rainey also serves as a Board member and Chairman of the Marketing Committee of The Community Foundation of Middlesex County, a non-profit entity dedicated to philanthropy in Middlesex County, Connecticut. Mr. Rainey is a graduate of Loyola University with a B.S. in Biology. Mr. Rainey’s extensive experience is valuable to the Board’s ability to assess our sales management and product distribution strategies.

Name	Age	Year First Became Director	Principal Occupation During the Past Five Years
James E. Thomas	53	2011
Mr. Thomas is a co-founder of Thomas, McNerney & Partners and has been investing in health care companies since 1992. He previously headed Warburg Pincus LLC’s medical technology private equity practice where he had responsibility for investments in biotechnology, pharmaceutical, medical device, and diagnostic companies. Mr. Thomas is currently a Board member of Clarus Therapeutics, Inc., Galil Medical Ltd., InnoPharma, Inc., Keystone Dental, Inc. and PCI, Inc. Prior to joining Warburg, he was a Vice President at Goldman Sachs International in London. He graduated magna cum laude with a B.S. in Economics from the Wharton School at the University of Pennsylvania and received an M.Sc. in Economics from the London School of Economics. Mr. Thomas’s extensive experience in the health care and investment industries is valuable to the Board’s ability to assess our business initiatives and financing alternatives.

Kathleen A. Tune	49	2011
Ms. Tune is currently a partner with Thomas, McNerney & Partners. From 2000 – 2003, Ms. Tune was employed by Piper Jaffray Companies where she was a health care analyst focused on medical technology companies. While at Piper, she covered companies in the medical device, medical supply, and diagnostic areas. Ms. Tune was also employed by Solvay, S.A. (in a division that is now part of Pfizer) where she was responsible for new product development and was also a Senior Scientist at the University of Minnesota. Ms. Tune currently serves on the Board of Directors of privately held Asante Solutions, Inc., AxioMed Spine Corporation, and VertiFlex, Inc. and is currently President of the non-profit Mid-America Health Care Investors Network (MHIN). Her educational background includes an M.S. degree in Microbiology from the University of Minnesota and an M.B.A. from the University of Minnesota’s Carlson School of Management. Ms. Tune’s extensive experience in the medical device industry and finance is valuable to the Board’s ability to evaluate key business decisions.

Name	Age	Year First Became Director	Principal Occupation During the Past Five Years
Kenneth R. Weisshaar	63	2010
Mr. Weisshaar currently serves as a member of the Board of Directors of Orthofix International, N.V., a NASDAQ listed orthopedic device company. Mr. Weisshaar also serves on the Board of Directors of CenterLight Health System, a large non-profit nursing home and managed care organization located in the New York City area. Mr. Weisshaar previously served as a member of the Board of Directors of Digene Corporation, a publicly-traded biotechnology company focused on women’s health and molecular diagnostic testing. From 2000 – 2002, Mr. Weisshaar served as Chief Operating Officer and Strategy Advisor of Sensatex, Inc., a start-up company developing wireless vital signs monitoring equipment. Prior to that, Mr. Weisshaar spent 12 years as a corporate officer at Becton Dickinson and Company, a medical technology company where, at different times, he was responsible for global businesses in medical devices and diagnostic products and served as Chief Financial Officer and Vice President, Strategic Planning. Mr. Weisshaar was also employed by McKinsey and Company primarily as a healthcare and manufacturing consultant. Mr. Weisshaar received a B.S. in Chemical Engineering from the Massachusetts Institute of Technology and an MBA from the Harvard Business School. Mr. Weisshaar, our Audit Committee Chairman, has extensive operating and financial management experience in the medical device market which is valuable to our ability to evaluate business alternatives.

The Board of Directors recommends that stockholders vote FOR the nominees described in Proposal 1.

Proposal 2:
Approval of the 2011 Equity Incentive Plan, as Amended
On April 25, 2014, the Compensation Committee of our Board of Directors voted to amend the CAS Medical Systems, Inc. 2011 Equity Incentive Plan (referred to as the Incentive Plan), subject to stockholder approval, to increase the number of shares that can be issued under the Incentive Plan by __________. The board believes that it is in the best interests of the company to amend the Incentive Plan as provided herein so that the company can continue to attract and retain the services of those persons essential to the company’s growth and financial success.
Description of the Amended Terms of the Incentive Plan. The Incentive Plan, as previously amended, provided for the availability of a maximum of 2,000,000 shares of our common stock, with a maximum of 500,000 shares available for delivery with respect to awards of restricted stock and restricted stock units. We have amended the Incentive Plan, subject to stockholder approval, to increase the maximum number of shares of our common stock available under the Incentive Plan by ________ to 2,___,000.
Description of the Incentive Plan, as Amended
The following is a summary of the principal features of the Incentive Plan, as amended. The following summary of certain important features of the Incentive Plan is qualified by reference to the complete text of the Incentive Plan, as amended, which is attached to this proxy statement as Exhibit A.
Purposes. The purposes of the Incentive Plan are:
•
  to make available to our key employees, directors, and consultants certain compensatory arrangements related to the growth in value of our common stock so as to generate an increased incentive to contribute to our future financial success and prosperity;
•
  to enhance our ability to attract and retain exceptionally qualified individuals whose efforts can affect our financial growth and profitability; and
•
  align, generally, the interests of our key employees, directors, and consultants with the interests of our stockholders.
Principal Features of the Incentive Plan. Awards that may be granted under the Incentive Plan include options, restricted stock and restricted stock units, dividend equivalents, and other stock-based awards (which we refer to collectively as Awards).
Administration of Incentive Plan. Our Compensation Committee, consisting of directors chosen by our Board of Directors, each of whom is a “disinterested person” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and each of whom are “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code will, among other things, administer the Incentive Plan, and will determine which of our employees, directors and consultants (whom we refer to collectively as Eligible Recipients) will receive Awards and the terms and conditions of these Awards. The number of Eligible Recipients who may receive Awards under the Incentive Plan will likely vary from year to year.
Shares Available for Issuance. The maximum number of shares of our common stock that may be available under the Incentive Plan, as amended, is 2,____,000 shares. In addition, the number of shares of our common stock delivered under the Incentive Plan with respect to Awards of restricted stock and restricted stock units shall not exceed 500,000 shares. It is expected that our shares delivered under the Incentive Plan will be authorized but unissued shares or shares that we have reacquired. Shares of our common stock subject to Awards that are forfeited, terminated, canceled, or settled without the delivery of our common stock under the Incentive Plan will again be available for Awards under the Incentive Plan. Also, (x) shares tendered to us in satisfaction or partial satisfaction of the exercise price of any Award under the Incentive Plan and (y) remittances from option exercises used to repurchase shares of our common stock on the open market will increase the number of shares available for delivery pursuant to Awards granted under the Incentive Plan. In addition, any shares of our common stock underlying Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by us, or with which we combine (which we refer to as Substitute Awards) shall not be counted against the shares available for delivery under the Incentive Plan.
Adjustments. If a fundamental corporate event occurs, our Compensation Committee may, as it deems appropriate, adjust the number and kind of our shares that may be delivered under the Incentive Plan in the future and the number and kind of shares and the grant, exercise, or conversion price, if applicable, under all outstanding Awards to preserve, or to prevent the enlargement of, the benefits made available under the Incentive Plan. Cash payments may also be made.
Grants Under the Incentive Plan
Stock Options. Our Compensation Committee may grant options under the Incentive Plan in the form of non-statutory stock options (which we refer to as NSOs) and incentive stock options (which we refer to as ISOs). These options may contain any terms that our Compensation Committee determines. The exercise price shall not be less than 100% of the fair market value on the date of grant. Our Compensation Committee shall have the discretion to determine the terms and conditions upon which options shall be exercisable.
Restricted Stock and Restricted Stock Units. Our Compensation Committee may grant Eligible Recipients restricted stock units which provide a contractual right to receive shares of our common stock or cash based on the fair market value of the related shares at the end of a restricted period determined by our Compensation Committee, which restricted period is generally expected to be three years or more. Our Compensation Committee also may grant shares of restricted stock that are nontransferable and subject to substantial risk of forfeiture during the applicable restricted period. Our Compensation Committee shall have the discretion to provide that Awards of restricted stock and restricted stock units will vest, if at all, upon the (i) employee’s continued employment during the relevant restricted period as determined by our Compensation Committee and/or (ii) attainment or partial attainment of performance objectives determined by our Compensation Committee. In general, an employee who has been granted restricted stock, the vesting restrictions of which relate solely to the passage of time and continued employment, will from the date of grant have the benefits of ownership in respect of such shares, including the right to receive dividends and other distributions thereon, subject to the restrictions set forth in the Incentive Plan and in the instrument evidencing such Award. With respect to any performance period, no Eligible Recipient may be granted Awards of incentive stock or incentive units which vest upon the achievement of performance objectives in respect of more than 500,000 shares of our common stock or, if such Awards are settled in cash, the fair market value of such shares determined at the time of payment (each subject to adjustment as described above).
With respect to any Award of restricted stock or restricted stock units made to one of our Eligible Recipients that our Compensation Committee determines will vest based on the achievement of performance objectives, such performance objectives shall relate to at least one of the following criteria, which may be determined solely by reference to our performance or the performance of a subsidiary or an affiliate (or any business unit thereof) or based on comparative performance relative to other companies: (i) net income, (ii) earnings before income taxes, (iii) earnings per share, (iv) return on stockholders’ equity, (v) expense management, (vi) profitability of an identifiable business unit or product, (vii) revenue growth, (viii) earnings growth, (ix) total stockholder return, (x) cash flow, (xi) return on assets, (xii) pretax operating income, (xiii) net economic profit (operating earnings minus a charge for capital), (xiv) customer satisfaction, (xv) provider satisfaction, (xvi) employee satisfaction, (xvii) strategic innovation, or (xviii) any combination of the foregoing.
Dividends and Dividend Equivalents. Our Compensation Committee may provide that any Award shall include dividends or dividend equivalents, payable in cash or deemed reinvested in our common stock.
Other Stock-Based Awards. The Incentive Plan also authorizes our Compensation Committee to grant other stock-based awards to Eligible Recipients.
Limitation on Awards. No Eligible Recipient may be granted Awards covering more than 500,000 shares of our common stock in respect of any two-year period in which the Incentive Plan is in effect (subject to adjustment as described above).
Effect of Awards on Termination of Employment. Our Compensation Committee generally has broad discretion as to the specific terms and conditions of each Award and any rules applicable thereto, including but not limited to the effect thereon of the death, retirement, or other termination of employment of the Eligible Recipient.
Change of Control. All Awards vest in full upon a change in control of the Company (as such term is defined in the Incentive Plan).
Award Agreement. The terms of each Award are to be evidenced by a written instrument delivered to the Eligible Recipient.

Transferability. Unless our Compensation Committee expressly permits transfers for the benefit of charity or of members of the Eligible Recipient’s immediate family or trust or similar vehicle for their benefit, Awards under the Incentive Plan may not be assigned or transferred except by will or the laws of descent and distribution.
Amendment or Termination. Our Board of Directors may terminate or suspend the Incentive Plan at any time, but the termination or suspension will not adversely affect any Awards then outstanding under the Incentive Plan. Unless previously terminated by action of the Board, no Award may be granted under the Incentive Plan after the tenth anniversary of the date the Incentive Plan was initially approved by the Board of Directors. The Incentive Plan may be amended or terminated at any time by our Board of Directors, except that no amendment may be made without stockholder approval if our Compensation Committee determines that such approval is necessary to comply with any tax or regulatory requirement, including any approval requirement that is a prerequisite for exemptive relief from Section 16 of the Securities Exchange Act of 1934, as amended, for which or with which our Compensation Committee determines that it is desirable to qualify or comply. Our Compensation Committee may amend the term of the Award granted, retroactively or prospectively, but no amendment may adversely affect any Award without the holder’s consent.
Certain Federal Income Tax Consequences. The options described above are intended to comply with the requirements of the Internal Revenue Code regarding the deductibility of certain performance-based compensation. Under currently applicable federal income tax law, an Eligible Recipient will receive no taxable income upon the grant of a non-qualified stock option (NSO) or an incentive stock option (ISO). When an Eligible Recipient exercises an NSO, the excess of the fair market value of the shares on the date of exercise over the exercise price paid will be ordinary income to the Eligible Recipient, and his or her employer, generally, will be allowed a federal income tax deduction in the same amount. When an Eligible Recipient exercises an ISO while employed or within three months after termination of employment (one year for disability), no income will be recognized upon exercise of the ISO. However, the favorable regular tax treatment that applies to an ISO doesn’t apply for alternative minimum tax (AMT) purposes. An Eligible Recipient who exercises an ISO will generally recognize AMT income in the year of exercise in an amount equal to the excess of the fair market value of the stock on the exercise date over the exercise price (unless the stock acquired through exercise of the ISO is disposed of in the same tax year). If the Eligible Recipient holds shares acquired for at least one year after exercise and two years after the grant of the ISO, the excess of the amount realized upon disposition of the shares over the exercise price paid is treated as long-term capital gain for the Eligible Recipient, and the Eligible Recipient’s employer is not allowed a federal income tax deduction. A sale or other exchange of the underlying stock before the end of either of the required holding periods will be a “disqualifying disposition” which will generally result in the Eligible Employee being taxed on the gain derived from the exercise of an ISO as though it were an NSO, and the Eligible Employee’s employer, generally, will be allowed a federal income tax deduction in the same amount. Special rules apply if the exercise price is paid in shares.
New Plan Benefits. The amount or type of grants that will be allocated to or received by any person or group of persons cannot be determined at this time.

The Board of Directors recommends that stockholders vote FOR the approval of the 2011 Equity Incentive Plan, as amended.

Executive Officers
Our executive officers are as follows:

Name	Age	Position
Thomas M. Patton	50	President and Chief Executive Officer
Jeffery A. Baird	60	Chief Financial Officer and Secretary
Paul B. Benni	46	Chief Scientific Officer
John K. Gamelin	48	Vice President – Research and Development
Brian J. Wagner	47	Chief Commercial Officer

Information Concerning Executive
Officers Who Are Not Directors
Jeffery A. Baird joined CASMED during January 2004 as Chief Financial Officer and Secretary. From April 2003 to December 2003, Mr. Baird was CFO of QDx, Inc., a start-up venture engaged in the development of novel medical diagnostic products. Mr. Baird was employed by Novametrix Medical Systems, Inc. from 1988 to 2002 and held various positions including Controller, Treasurer, and CFO. Prior to joining Novametrix, Mr. Baird was employed by Philips Medical Systems, Inc., a medical diagnostic imaging company.
Paul B. Benni, Ph.D., joined CASMED in 1998, and in 2006 became Chief Scientific Officer. Dr. Benni is the primary inventor of our FORE-SIGHT® Tissue Oximeter, a near-infrared spectroscopy- (NIRS-) based device to monitor the oxygen saturation of the brain and other tissues of the human body non-invasively by using various wavelengths of light. With the support of several grants from the National Institutes for Health for his unique approach, Dr. Benni made possible the development and first commercialization of FORE-SIGHT for CASMED in 2007. Dr. Benni graduated from Rutgers, The State University of New Jersey, in 1990 with a B.S. in Electrical Engineering and in 1999 with a Ph.D. in Biomedical Engineering focused on NIRS research. Prior to attending graduate school, he worked as an engineer with GE Astrospace on satellites and the Mars Observer spacecraft. Dr. Benni holds several patents on NIRS technology and authored several peer-reviewed journal articles on the topic.
John K. Gamelin, Ph.D., joined CASMED in 2009, became the Director of Research and Development in 2010, and was appointed to Vice President of Research and Development in 2012. He has more than 20 years of experience inventing and developing optical, acoustic, and electronic instrumentation, from research concept to commercial production. Previously, he was a co-founder and Vice President of Engineering for Tellium, an optical switching company. He began his career as a Senior Scientist at Bellcore, the research and engineering organization for the Regional Bell Operating Companies. Dr. Gamelin holds four U.S. patents in optical cross-connects and switching technology and several patent applications in biomedical imaging and medical instrumentation. He is the author or co-author of more than 50 publications on topics that include biomedical imaging and laser transmitters. He received his Ph.D. in electrical engineering from the University of California.
Brian J. Wagner joined CASMED in October 2013 as Chief Commercial Officer. Prior to joining CASMED, from 2011 to 2012, he served as Senior Vice President and Chief Marketing Officer for Philips Imaging Systems, where he led worldwide marketing across eight operating divisions. Mr. Wagner previously held a series of executive management positions at Kimberly-Clark Health Care, including General Manager of the Global Pain and Temperature Management Division and Vice President of Global Strategic Marketing and Business Development. His experience also includes serving as Vice President and General Manager of Rubbermaid Healthcare, a medical division which he developed and launched, focusing on electronic medical administrative records. Additionally, he held various sales and marketing management positions of increasing responsibility with Guidant Corporation and Boston Scientific. Mr. Wagner earned his Master’s from Harvard University and a Bachelor of Science from Miami University of Ohio.
Board Information and Committees
The Board met ten times in 2013. Each director attended at least 75% of the total number of board meetings and meetings held by the board committees on which he or she served during 2013. The Board has determined that each of our non-employee directors currently serving on the Board or who served on the Board during 2013 is independent based upon the criteria provided by NASDAQ Stock Market rules. Members of the Board serve on one or more of the committees described below, except for directors who are also employees of the Company.
Pursuant to the terms of the June 2011 Investment Agreement among CASMED, Thomas, McNerney & Partners, L.P. and certain affiliates of Thomas, McNerney & Partners, L.P., two of the members of our seven-member Board of Directors tendered their resignations and the purchasers nominated James E. Thomas and Kathleen A. Tune (the “Purchaser Designees”) to serve as members of our Board of Directors as of the closing. Pursuant to the Investment Agreement, the purchasers’ right to nominate the Purchaser Designees shall at no time be in excess of the level considered proportionate for purposes of the NASDAQ listing rules or other applicable listing rules. Due to the reduction in the size of our Board from seven members to six during 2013, Mr. Thomas is the sole nominee for re-election as the Purchaser Designee at this annual meeting. Ms. Tune, who was a Purchaser Designee in prior years, is being re-nominated, notwithstanding the fact that she no longer constitutes a Purchaser Designee.
Since June 2011, the Board of Directors has operated without a formal chairman. In April 2012, Mr. Thomas was appointed as our lead director, although all directors have input into the preparation of the meeting agenda and topics of board discussion and oversight. The Board of Directors believes that this is an appropriate structure for the overall governance of the Board.
On October 2, 2013, Evan Jones resigned as a member of our Board of Directors. Mr. Jones’s decision to resign was not the result of any disagreement with CASMED on any matter relating to our operations, policies, or practices.
The Board of Directors has general risk oversight responsibilities. The Board believes that its structure enables it to effectively oversee risk management.
The Board has standing Audit, Compensation, and Nominating and Governance Committees. Further information regarding these committees and the director nomination process is provided below.
The Audit Committee, which met five times in 2013, monitors our financial reporting standards and practices and our internal financial controls to ensure compliance with the policies and objectives established by the Board of Directors. The committee directly retains and recommends for stockholder approval an independent accounting firm to conduct the annual audit and discusses with our independent accountants the scope of their examinations, with particular attention to areas where either the committee or the independent accountants believe special emphasis should be directed. The committee reviews the quarterly and annual financial statements and the annual independent accountants’ report, invites the accountants’ recommendations on internal controls and on other matters, and reviews the evaluation given and corrective action taken by management. It reviews the independence of the accountants and pre-approves audit and permissible non-audit services. It has primary oversight responsibility for the Company’s Compliance Program. Members of the committee are Gregory Rainey, Kathleen Tune, and Kenneth Weisshaar. Mr. Weisshaar chairs the committee. Each member of the committee is independent as defined in Rule 10A-3 of the Securities and Exchange Commission and the listing standards of the NASDAQ Stock Market. The Board of Directors has determined that each of Gregory Rainey, Kathleen Tune, and Kenneth Weisshaar qualifies as an “audit committee financial expert”, as that term is defined in Regulation S-K of the Securities and Exchange Commission.
The Compensation Committee, which met six times in 2013, oversees our executive and director compensation programs and policies and annually reviews all components of compensation to ensure that our objectives are appropriately achieved. These functions are not delegated to our officers or to third-party professionals, although the committee may from time to time retain third-party consultants to provide advice regarding compensation issues. No such consultants were retained during 2013. The committee also considers input from our executive officers although final decisions regarding executive compensation are made by the committee. The committee is also responsible for certain administrative aspects of our compensation plans and stock plans, and approves or recommends changes in these plans. It also approves performance targets and grants under our incentive plans and our stock plan for our executive officers. The committee also reviews officers’ potential for growth and, with the chief executive officer, will be responsible for succession planning. The members are Lawrence Burstein, Gregory Rainey, and James Thomas. Mr. Thomas is chairman of the committee. Mr. Jones served on, and chaired, the Compensation Committee prior to his resignation in October 2013. All members serving on the Compensation Committee during 2013 were independent based upon the criteria provided by NASDAQ Stock Market rules.
The Nominating and Governance Committee, which met once in 2013, reviews, on a periodic basis, the overall effectiveness and/or appropriateness of our corporate governance and recommends improvements when necessary; assists the Board in identifying, screening, and reviewing individuals qualified to serve as directors in accordance with criteria approved by the Board and shall recommend to the board candidates for nomination for election at the annual meeting of stockholders or to fill board vacancies; develops and recommends to the Board and oversees implementation of our policies and procedures for the receipt of stockholder suggestions regarding board composition and recommendations of candidates for nomination by the Board; and

assists the Board in disclosing information relating to functions of the committee as may be required in accordance with the Federal securities laws. Members of the committee are Lawrence Burstein, James Thomas, and Kenneth Weisshaar. Mr. Burstein is chairman of the committee. Mr. Jones also served on the Nominating and Governance Committee prior to his resignation in October 2013. All members serving on the Nominating and Governance Committee during 2013 were independent based upon the criteria provided by NASDAQ Stock Market rules.
Each committee is governed by a written charter. Copies of each committee charter are available on our website at www.casmed.com.
Director Compensation
Director Fees. We pay our non-employee directors an annual retainer of $20,000. We also pay an annual retainer of $4,000 each to the Audit Committee and Compensation Committee chairmen and $2,000 to the Nominating and Governance Committee chairman. We pay an annual retainer of $2,000 to each other Audit Committee and Compensation Committee member and $1,000 to each other Nominating and Governance Committee member. During 2013, we paid total annual fees of $115,000 to the non-employee directors for their participation as board members and a total of $21,750 in fees to the non-employee directors for their participation as committee members. Fees payable to Mr. Thomas and Ms. Tune, as members of the Board of Directors and for various committee assignments, were paid, at their direction, to Thomas, McNerney & Partners II, LLC.
Our non-employee directors are eligible to receive options, restricted stock, and other equity-linked grants under our 2011 Equity Incentive Plan. On June 24, 2013, we granted 6,211 shares of restricted common stock under the 2011 Equity Incentive Plan to Ms. Tune and to each of Messrs. Burstein, Jones, Rainey, Thomas, and Weisshaar. The grants were intended to approximate $10,000 in cash value based upon the market value of the common stock at the date of grant. These restricted stock grants vest in equal quarterly installments during the 12 months from date of grant. Option and restricted stock grants to Mr. Thomas and Ms. Tune are being held for the benefit of Thomas, McNerney & Partners II, LLC.
In 2014, the Board intends to grant to each non-employee director, on the date of the annual meeting of stockholders, a number of restricted shares equal to $10,000 divided by the closing price of the common stock on such date. The aforementioned grant would vest one year from the date of grant in quarterly installments.
Director Compensation Table. The following table shows all compensation paid or granted, during or with respect to the 2013 fiscal year, to each of the non-employee directors for services rendered to CASMED during 2013.
2013 DIRECTOR COMPENSATION

Name (a)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(b)	Stock Option Awards ($)	All Other Compensation ($)	Total ($)
Lawrence Burstein	$24,000	$10,000	—	—	$34,000
Gregory Rainey	$24,000	$10,000	—	—	$34,000
James Thomas	$23,000	$10,000	—	—	$33,000
Kathleen Tune	$22,000	$10,000	—	—	$32,000
Kenneth Weisshaar	$25,000	$10,000	—	—	$35,000
Evan Jones (c)	$18,750	$10,000	—	—	$28,750

(a)
  As of December 31, 2013, Mr. Burstein held options and warrants to purchase an aggregate of 115,000 shares of our common stock. Messrs. Jones, Rainey, Thomas, Ms. Tune, and Mr. Weisshaar each held an option to purchase an aggregate of 20,000 shares of our common stock. As of December 31, 2013, Messrs. Burstein, Rainey, Thomas, Ms. Tune, and Mr. Weisshaar each held 3,106 shares of restricted stock.
(b)
  Dollar amounts represent the fair market value of 6,211 shares of restricted stock granted to Messrs. Burstein, Jones, Rainey, Thomas, Ms. Tune, and Mr. Weisshaar on June 24, 2013. The fair market value of the grants issued on June 24, 2013 was $1.61 per share, representing the closing market price on the date of the grants. The shares vest quarterly over a one-year period from the grant date.
(c)
  Mr. Jones resigned from the Board on October 2, 2013.

Communications with Directors
In order to provide our security holders and other interested parties with a direct and open line of communication to the Board of Directors, the Board of Directors has adopted the following procedure: CASMED security holders and other interested persons may communicate with the chairmen of our Compensation Committee, Audit Committee, Nominating and Governance Committee, or with the non-management directors as a group by sending written correspondence to our Secretary. The correspondence should specify which of the foregoing is the intended recipient. Communications should be sent by mail addressed in care of the corporate Secretary, CAS Medical Systems, Inc., 44 East Industrial Road, Branford, CT 06405.
All communications received in accordance with these procedures will be reviewed initially by our corporate Secretary. The Secretary will relay all such communications to the appropriate director or directors unless the Secretary determines that the communication:
•
  Does not relate to the business or affairs of CASMED or the functioning or constitution of the Board of Directors or any of its committees;
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  Relates to routine or insignificant matters that do not warrant the attention of the Board of Directors;
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  Is an advertisement or other commercial solicitation or communication;
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  Is frivolous or offensive; or
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  Is otherwise not appropriate for delivery to directors.
The director or directors who receive any such communication will have discretion to determine whether the subject matter of the communication should be brought to the attention of the full Board of Directors or one or more of its committees and whether any response to the person sending the communication is appropriate. Any response will be made only in accordance with applicable law and regulations relating to the disclosure of information.
Our Secretary will retain copies of all communications received pursuant to these procedures for a period of at least one year. The Board of Directors will review the effectiveness of these procedures from time to time and, if appropriate, recommend changes. We have not established a formal policy regarding director attendance at our annual meetings of stockholders, but our directors generally do attend the annual meeting. The Chairman of the Board or the Chief Executive Officer presides at the annual meeting of stockholders, and the Board of Directors generally holds one of its regular meetings in conjunction with the annual meeting of stockholders. Accordingly, unless one or more members of the Board are unable to attend, all members of the Board are typically present for the annual meeting. Each of the members of the Board who were members at the time of our 2013 annual meeting of stockholders attended that meeting.
Nomination of Directors
The Nominating and Governance Committee assists the Board of Directors in identifying, screening, and reviewing individuals qualified to serve as directors in accordance with criteria approved by the Board and shall recommend to the Board candidates for nomination for election at the annual meeting of shareholders or to fill board vacancies. The Nominating and Governance Committee develops and recommends to the Board and oversees implementation of our policies and procedures for the receipt of shareholder suggestions regarding board composition and recommendations of candidates for nomination by the Board. The full Board has adopted specifications applicable to members of the Board, and nominees for the Board must meet these specifications. The specifications provide that a candidate for director should:
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  Have a reputation for industry, integrity, honesty, candor, fairness, and discretion;
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  Be knowledgeable in his or her chosen field of endeavor, which field should have such relevance to our businesses as would contribute to the company’s success;
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  Be knowledgeable, or willing and able to become so quickly, in the critical aspects of our businesses and operations; and
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  Be experienced and skillful in serving as a competent overseer of, and trusted advisor to, senior management of a publicly-held corporation.
In addition, nominees for the Board of Directors should contribute to the mix of skills, core competencies, and qualifications of the Board through expertise in one or more of the following areas: accounting and finance, the healthcare industry, international business, mergers and acquisitions, leadership, business and management, strategic planning, government relations, investor relations, executive leadership development, and executive compensation.
The Board of Directors also seeks nominees who will contribute to the Board’s diversity. While the Board of Directors does not maintain a formulaic policy or approach with respect to diversity, it continually seeks a wide range of perspectives and experiences among its members.
The Board will consider nominees recommended by stockholders for election at the 2015 annual meeting of stockholders that are submitted prior to the end of 2014 to our Secretary at CAS Medical Systems, Inc., 44 East Industrial Road, Branford, CT 06405. Any recommendation must be in writing and must include a detailed description of the business experience and other qualifications of the recommended nominee as well as the signed consent of the nominee to serve if nominated and elected, so that the candidate may be properly considered. All stockholder recommendations will be reviewed in the same manner as other potential candidates for board membership.
Other than Mr. Thomas, who is the Purchaser Designee of Thomas, McNerney & Partners, L.P., as described under the heading “Board Information and Committees,” the Board has not received any nominees for election to the Board at the 2014 annual meeting from any stockholder or group that has held more than 5% of our common stock for a period of one year.
Code of Ethics
Our Board of Directors has approved a Code of Ethics in accordance with the rules of the Securities and Exchange Commission and The NASDAQ Stock Market that governs the conduct of each of our directors and senior executive officers, including our principal executive officer, principal financial officer, principal accounting officer, and controller. Our Code of Ethics is maintained on our website at www.casmed.com. Any amendments to or waivers of the Code of Ethics that apply to our principal executive officer, principal financial officer, or principal accounting officer and that relates to any element of the definition of the term “code of ethics,” as the term is defined by the Securities and Exchange Commission, will be posted on our website at www.casmed.com. There are currently no such amendments or waivers.
We recognize the importance of preventing both actual conflicts of interest and the appearance of such conflicts in dealings between CASMED and “related persons” (CASMED directors, director nominees, executive officers, stockholders beneficially owning 5% or greater of our common stock, or the immediate family members of any of the foregoing). In accordance with its charter, the Audit Committee regularly reviews our corporate policies with respect to conflicts of interest, including related party transactions, and investigates instances of such conflicts.
Executive Officer Compensation
Executive Contracts and Severance and Change of Control Arrangements
Thomas M. Patton. On August 27, 2010, we entered into an employment agreement with Thomas M. Patton, our President and Chief Executive Officer. Under the terms of the agreement, Mr. Patton is employed on an “at will” basis, will receive an annual base salary of $318,200, and will be eligible for an annual bonus in the form of cash or CASMED common stock, as determined at the sole discretion of the Compensation Committee of the Board. Mr. Patton will also be eligible for a performance-based bonus for 2014 equal to 50% of his annual salary if certain targets are achieved. The designation of the performance targets and the attainment of such targets will be determined by the Compensation Committee of the Board of Directors in consultation with Mr. Patton. Mr. Patton will also be entitled to participate in all of our employee benefit programs, as such programs may be in effect from time to time.
As an inducement to cause Mr. Patton to accept employment with our Company, Mr. Patton was granted a non-qualified stock option to purchase 350,000 shares of our common stock at $2.10, the closing price of our common stock on the NASDAQ Stock Market upon the effective date of the agreement. Such stock options vest in equal monthly installments over a period of four years from date of grant. As a further inducement to consummate Mr. Patton’s employment, Mr. Patton was granted 250,000 shares of restricted common stock of CASMED. Such restricted shares vest over a period of four years from date of grant in the following manner – 20,833 shares vested as of December 30, 2010, and the remaining shares vest on the first day following the end of each calendar quarter beginning with April 1, 2011, and continuing each July 1st, October 1st, January 1st, and April 1st thereafter until October 1, 2014. At each quarterly vesting date, 15,625 shares will vest except for October 1, 2014, at which time 10,417 shares will vest provided that Mr. Patton is still employed with the Company. Mr. Patton was also granted 150,000 shares of restricted common stock the vesting of which will occur on the earlier of the following – (i) upon the Company’s stock price meeting or exceeding an average of $4.15 per share for 60 consecutive trading days based upon the daily closing price of the primary market in which our common stock is traded, or (ii) a change in control subject to certain conditions.
If we terminate Mr. Patton’s employment without Serious Cause (as defined in the Employment Agreement) or Mr. Patton terminates his employment for Good Reason (as defined in the Employment Agreement), we will continue to pay Mr. Patton his then-current base salary for a period of one year from the date of such termination. Mr. Patton will be entitled to participate in our health benefit plans (with standard employee payment not to exceed the payment level prior to termination) for the one-year period. This would represent a payment of approximately $334,000 based upon his current salary and benefits level. In addition, if Mr. Patton terminates his employment for Good Reason or if we terminate Mr. Patton’s employment without Serious Cause, all of Mr. Patton’s equity-linked grants (such as stock options and restricted stock) shall immediately accelerate and vest in full. The intrinsic value of those equity-linked awards subject to acceleration and outstanding as of December 31, 2013, was $352,900 based upon the closing price of $1.70 of our common stock on the NASDAQ market as of that date.
If we (or a successor company) terminate Mr. Patton’s employment without Serious Cause or Mr. Patton terminates his employment for Good Reason, within the period commencing on the date that a Change of Control (as defined in the Employment Agreement) is formally proposed to our Board of Directors and ending on the second anniversary of the date on which such Change of Control occurs, then Mr. Patton will be entitled to receive his then-current base salary for a period of one year from the date of such termination and in addition will be entitled to participate in our health benefit plans (with standard employee payment not to exceed the payment level prior to the change in control) for the period of one year. This would represent a payment of approximately $334,000 based upon his current salary and benefits level. In addition, all of Mr. Patton’s equity-linked grants (such as stock options and restricted stock) shall immediately accelerate and vest in full. The intrinsic value of those equity-linked awards subject to acceleration and outstanding as of December 31, 2013, was $352,900 based upon the closing price of $1.70 of our common stock on the NASDAQ market as of that date.
Jeffery A. Baird. On August 10, 2009, we entered into an employment agreement with Jeffery A. Baird pursuant to which Mr. Baird is serving as our Chief Financial Officer. Under the terms of the employment agreement, Mr. Baird is employed on an “at will” basis, will receive an annual base salary of $220,700, and will be eligible for an annual bonus in the form of cash or CASMED common stock as determined at the sole discretion of the Compensation Committee of the Board. Mr. Baird will also be eligible for a performance-based bonus for 2014 equal to 30% of his annual salary if certain targets are achieved. Mr. Baird will also be entitled to participate in all of our employee benefit programs, as such programs may be in effect from time to time.
If we terminate Mr. Baird’s employment without Serious Cause (as defined in the Employment Agreement) or Mr. Baird terminates his employment for Good Reason (as defined in the Employment Agreement), we will continue to pay Mr. Baird his then-current base salary for a period of six months from the date of such termination, and he will be entitled to participate in our health benefit plans (with standard employee payment not to exceed the payment level prior to termination) for the six-month period. This would represent a payment of approximately $111,000 based upon his current salary and benefits level. In addition, if Mr. Baird terminates his employment for Good Reason or if we terminate Mr. Baird’s employment without Serious Cause, all of Mr. Baird’s equity-linked grants (such as stock options and restricted stock) shall immediately accelerate and vest in full. The intrinsic value of those equity-linked awards subject to acceleration and outstanding as of December 31, 2013, was $13,400 based upon the closing price of $1.70 of our common stock on the NASDAQ market as of that date.
If we (or a successor company) terminate Mr. Baird’s employment without Serious Cause or Mr. Baird terminates his employment for Good Reason, within the period commencing on the date that a Change of Control (as defined in the Employment Agreement) is formally proposed to our Board of Directors and ending on the second anniversary of the date on which such Change of

Control occurs, then Mr. Baird will be entitled to receive his then-current base salary for a period of one year from the date of such termination and in addition will be entitled to participate in our health benefit plans (with standard employee payment not to exceed the payment level prior to the change in control) for the period of one year. This would represent a payment of approximately $222,000 based upon his current salary and benefits level. In addition, all of Mr. Baird’s equity-linked grants (such as stock options and restricted stock) shall immediately accelerate and vest in full. The intrinsic value of those equity-linked awards subject to acceleration and outstanding as of December 31, 2013, was $13,400 based upon the closing price of $1.70 of our common stock on the NASDAQ market as of that date.
John K. Gamelin. On August 5, 2013, we entered into an employment agreement with John K. Gamelin pursuant to which Mr. Gamelin is serving as our Vice President of Research and Development. Under the terms of the employment agreement, Mr. Gamelin is employed on an “at will” basis, will receive an annual base salary of $200,000, and will be eligible for an annual bonus with a target equal to 30% of his actual salary payable in the form of cash or CASMED common stock, as determined at the sole discretion of the Compensation Committee of the Board. Mr. Gamelin will also be entitled to participate in all of our employee benefit programs, as such programs may be in effect from time to time.
If we terminate Mr. Gamelin’s employment without Serious Cause (as defined in the Employment Agreement) or Mr. Gamelin terminates his employment for Good Reason (as defined in the Employment Agreement), we will continue to pay Mr. Gamelin his then-current base salary for a period of six months from the date of such termination, he will be entitled to participate in our health benefit plans (with standard employee payment not to exceed the payment level prior to termination) for the six-month period, and if the separation of service occurs at a time when more than one-half of the performance measuring for an annual performance bonus has elapsed, Mr. Gamelin will be eligible for a pro-rated amount of the performance bonus he would have otherwise earned had he remained employed for the entire performance period. This would represent a payment of approximately $108,000 based upon his current salary and benefits level. In addition, if Mr. Gamelin terminates his employment for Good Reason or if we terminate Mr. Gamelin’s employment without Serious Cause, all of Mr. Gamelin’s equity-linked grants (such as stock options and restricted stock) shall immediately accelerate and vest in full. There was no intrinsic value of those equity-linked awards subject to acceleration and outstanding as of December 31, 2013.
If we (or a successor company) terminate Mr. Gamelin’s employment without Serious Cause or Mr. Gamelin terminates his employment for Good Reason, within the period commencing on the date that a Change of Control (as defined in the Employment Agreement) is formally proposed to our Board of Directors and ending six months after the date on which such Change of Control occurs, then Mr. Gamelin will be entitled to receive his then-current base salary for a period of six months from the date of such termination and in addition will be entitled to participate in our health benefit plans (with standard employee payment not to exceed the payment level prior to the change in control) for the period of one year, and if the separation of service occurs at a time when more than one-half of the performance measuring for an annual performance bonus has elapsed, Mr. Gamelin will be eligible for a pro-rated amount of the performance bonus he would have otherwise earned had he remained employed for the entire performance period. This would represent a payment of approximately $108,000 based upon his current salary and benefits level. There was no intrinsic value of those equity-linked awards subject to acceleration and outstanding as of December 31, 2013.
Compensation Discussion and Analysis
Our Compensation Committee, which is comprised of three independent non-employee directors, has formulated a compensation philosophy that is designed to enable us to attract, retain, and reward capable employees who can contribute to the success of CASMED, principally through a combination of (1) base salaries, (2) annual incentive opportunities, and (3) longer-term incentive opportunities for senior management. We believe that implementation of a system of compensation that emphasizes performance-based compensation provides a strong alignment to stockholders’ interests. Five key principles serve as the guiding framework for compensation decisions for all executive officers of CASMED:
•
  To attract and retain the most highly qualified management and employee team;

•
  To pay competitively, compared to similar companies in our industry;
•
  To encourage superior employee performance by aligning rewards with stockholder interests;
•
  To motivate senior executives to achieve CASMED’s annual and long-term business goals by providing equity-based incentive opportunities; and
•
  To strive for fairness in administration by emphasizing performance-related contributions as the basis for pay decisions.
To implement these policies, we have designed the framework for a four-part executive compensation program consisting of base salary, annual incentives, long-term incentive opportunities for senior management, and other employment benefits.
Base Salary. We will seek to maintain levels of compensation that are competitive with similar companies in our industry. Base salary represents the fixed component of the executive compensation program. CASMED’s philosophy regarding base salaries is to maintain salaries for the aggregate officer group at or near the competitive industry average. Periodic increases in base salary will relate to individual contributions evaluated against established objectives, length of service, and the industry’s annual competitive pay practice movement. We believe that base salary for 2013 for our Chief Executive Officer and for the other executive officers was generally at the competitive industry average.
Annual Incentive Program. During February 2013, the Compensation Committee approved the 2013 management annual incentive program which included various targets including revenues, adjusted operating cash flow, and R&D timetables. Total bonus payments of $658,000 would be payable to the management team including the named executive officers upon achieving 100% of the targets, payable in either cash or vested common stock. The program provided for reduced payouts at certain achievements below 100% as well as increased payouts for performance above target. Actual amounts paid to management for 2013 were $306,000, payment of which was made in cash in 2014.
During February 2014, the Compensation Committee approved the 2014 management annual incentive program which includes various targets including revenues, adjusted cash flow from operations, R&D timetables, and personal goals. Total bonus payments of $726,000 would be payable to the management team including the named executive officers upon achieving 100% of the targets, payable in either cash or vested common stock. The program provides for reduced payouts at certain achievements below 100% as well as increased payouts for performance above target up to a capitated level.
The Compensation Committee also assesses whether to pay discretionary bonuses to our employees including senior executives either in cash or stock based upon performance. Payment of the performance bonuses is at the sole discretion of the Compensation Committee and is not based on specific metrics, although the Compensation Committee bases its decisions on numerous factors, including overall corporate and personal performance. No discretionary cash bonus payments were made to the named executive officers for 2012 or 2013.
Long-Term Incentives. We believe that long-term incentives should provide senior executives with an opportunity to increase their ownership and potentially gain financially from CASMED stock price increases. By this approach, the best interests of stockholders and senior executives will be closely aligned. Therefore, senior executives are eligible to receive restricted stock and stock options (which give them the right to purchase shares of common stock at a specified price in the future). These grants will vest based upon the passage of time, the achievement of performance metrics, or both. We believe that the use of restricted stock and stock options as the basis for long-term incentive compensation meets our defined compensation strategy and business needs by achieving increased value for stockholders and retaining key employees.
Other Benefits. Our philosophy is to provide competitive health and welfare-oriented benefits to executives and employees but to maintain a conservative posture relative to executive benefits. We do provide life insurance and supplemental disability insurance to certain of our senior executive officers.

Compensation Disclosure Tables
Summary Compensation Table. The following table (Table I) shows all compensation paid or granted, during or with respect to the 2012 and 2013 fiscal years to (i) our Chief Executive Officer and (ii) the two other most highly-compensated executive officers, other than the CEO, whose total compensation during 2013 exceeded $100,000 and who were serving as executive officers as of December 31, 2013. (Persons in this group are referred to individually as a “named executive officer” and collectively as the “named executive officers,” and, unless otherwise noted, the titles listed are the titles held as of the end of the 2013 fiscal year.)
TABLE I
2012-2013 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Stock Awards (a)	Option Awards (a)	Non-Equity Incentive Plan Compensation (b)	All Other Compensation (c)	Total
Thomas M. Patton President and Chief Executive Officer	2013	$311,863	$—	$135,370	$68,490	$1,726	$517,449
	2012	$305,885	$22,000	$154,300	$75,155	$1,295	$558,635
Jeffery A. Baird Chief Financial Officer	2013	$216,313	$—	$67,685	$29,918	$3,708	$317,624
	2012	$212,080	$—	$61,720	$28,642	$3,708	$306,150
John K. Gamelin Vice President of Research and Development	2013	$189,429	$—	$54,148	$26,267	$—	$269,844
	2012	$164,717	$—	$92,580	$14,188	$—	$271,485

(a)
  Dollar amounts set forth with regard to restricted stock and stock option grants are computed in accordance with FASB ASC Topic 718. Share value utilized for purposes of this determination is the applicable fair market value on the date of grant. Fair market value utilized for restricted stock grants represents the closing market price on the date of grant. Fair market value utilized for stock option grants issued during 2013 were based upon on a Black-Scholes calculation assuming an average risk-free interest rate of 1.91%, a weighted-average expected volatility of 84%, a weighted-average expected option life of 6.3 years, and an annual dividend rate of zero. Fair market value utilized for stock option grants issued during 2012 were based upon on a Black-Scholes calculation assuming an average risk-free interest rate of 0.99%, a weighted-average expected volatility of 86%, a weighted- average expected option life of 5.8 years, and an annual dividend rate of zero. For a further discussion of the assumptions underlying these amounts, reference is made to the footnotes to CASMED’s financial statements set forth in Form 10-K for the fiscal year ended December 31, 2013.
Mr. Patton received a stock award in 2013 related to the achievement of incentives for calendar year 2012 in addition to a cash award.
(b)
  Amounts in this column represent sums paid to the executives in 2014 pursuant to the achievement of incentives for calendar year 2013. See “Compensation Discussion and Analysis – Annual Incentive Program” above.
(c)
  Amounts shown include the cost of term life insurance for Mr. Baird and disability insurance for Mr. Patton and Mr. Baird.

Grants of Plan-Based Awards Table. The following table (Table II) shows all plan-based equity and non-equity grants made by CASMED during the 2013 fiscal year to the named executive officers.
TABLE II
2013 GRANTS OF PLAN-BASED AWARDS

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Awards: Number of Securities Underlying Options (#) (a)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Thomas M. Patton	—	$0	$159,120	$214,812
	2/21/13				11,000			22,000
	12/16/13					100,000	$1.87	$135,370
Jeffery A. Baird	—	$0	$66,218	$89,394
	12/16/13					50,000	$1.87	$67,685
John K. Gamelin	—	$0	$60,000	$81,000
	12/16/13					40,000	$1.87	$54,148

(a)
  Stock options granted to Mr. Patton, Mr. Baird, and Mr. Gamelin on December 16, 2013, vest 25% per year from grant date.
Outstanding Equity Awards at Fiscal Year-End Table. Shown in Table III below is information with respect to outstanding equity-based awards (consisting of unexercised options to purchase CASMED common stock and unvested restricted CASMED common stock) held by the named executive officers at December 31, 2013.
TABLE III
OUTSTANDING EQUITY AWARDS AT 2013 FISCAL YEAR END

		Option Awards			Stock Awards
Name (b)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (a)
Thomas M. Patton	291,667	58,333	$2.10	8/27/2020
	50,000	50,000	$1.69	12/8/2021
	25,000	75,000	$2.18	12/17/2022
	—	100,000	$1.87	12/16/2023
					207,292	$352,396
Jeffery A. Baird	50,000	0	$1.40	1/6/2014
	20,000	0	$2.30	2/17/2015
	40,000	0	$3.10	6/15/2015
	25,000	25,000	$3.16	1/7/2021
	12,500	12,500	$1.69	12/8/2021
	10,000	30,000	$2.18	12/17/2022
	—	50,000	$1.87	12/16/2023
					7,814	$13,284
John K. Gamelin	33,000	11,000	$3.00	11/19/2020
	28,000	28,000	$1.69	12/8/2021
	15,000	45,000	$2.18	12/17/2022
	—	40,000	$1.87	12/16/2023
					—	—

(a)
  These values are based on $1.70 per share, the market price of a share of CASMED common stock as of December 31, 2013 (the final trading day of 2013).
(b)
  Except as specified, all unvested options in the table above vest in four equal installments from the grant date (which grant date was ten years prior to the expiration date set forth in the table). For a discussion of the vesting of Mr. Patton’s option grant expiring on August 27, 2020, and Mr. Patton’s restricted stock, see “Executive Officer Compensation – Executive Contracts and Severance and Change of Control Arrangements – Thomas M. Patton” above. Mr. Baird’s remaining restricted stock vests in three equal quarterly installments on April 7, July 7, and October 7, 2014.
Option Exercises and Stock Vested Table. The following table (Table IV) shows information with respect to all stock options exercised by the named executive officers during 2013 and information regarding restricted stock held by those persons that vested during 2013.
TABLE IV
OPTION EXERCISES AND STOCK VESTED TABLE

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Thomas M. Patton	—	—	62,500	$88,125
Jeffery A. Baird	—	—	6,250	$10,860
John K. Gamelin	—	—	—	—

Equity Compensation Plan Table. The following table (Table V) sets forth general information concerning our equity compensation plans as of December 31, 2013.
TABLE V
EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (Col. 1)	Weighted-average Exercise Price of Outstanding Options, Warrants, and Rights ($) (Col. 2)	Number of Securities Remaining Available for Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Col.1) (Col. 3)
Equity compensation plans approved by security holders: (a)	2,118,625	$2.02	443,109
Equity compensation plans not approved by security holders: (b)	1,252,991	$1.43	0
Total	3,371,616	$1.80	443,109

(a)
  Equity compensation plans approved by security holders consist of the 2003 Equity Incentive Plan and the 2011 Equity Incentive Plan.
(b)
  The equity compensation plans not approved by security holders consist of warrants to purchase 589,401 shares granted to both current and former directors of the Company as compensation for services rendered which have no expiration date, warrants to purchase 163,590 shares granted to the Company’s bank lender, and 500,000 shares under inducement stock options granted to certain officers of the Company commensurate with their employment with the Company. The inducement stock option grants have a weighted-average exercise price of $2.42. The warrants generally have no specific expiration date with the exception of the warrants granted to the Company’s bank lender and have an exercise price range of $0.30 to $1.98.

Proposal 3:
Advisory Vote on the Compensation of our Named Executive Officers
Pursuant to the Dodd-Frank Wall Street Reform and Consumer Act (the “Dodd-Frank Act”), public companies are required to give their stockholders the opportunity to cast an advisory vote on a proposal (commonly known as a “say-on-pay” proposal) to endorse or not endorse named executive officer compensation.
As discussed in the Compensation Discussion and Analysis above and in the Compensation Disclosure Tables that follow, our executive compensation program is designed to attract, retain, and reward capable employees who can contribute to our success. We believe that our executive compensation program is reasonable, competitive, and focused on the principle of pay for performance. To that end, compensation is based on a mix of base salary, performance-based annual and long-term incentives, and benefits and perquisites. Furthermore, we seek to maintain levels of compensation that are competitive with similar companies in our industry. We believe that the 2013 compensation of our named executive officers was appropriate and aligned with the Company’s 2013 results. Accordingly, the Company is seeking stockholder approval of the following resolution:
“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the ‘Compensation Discussion and Analysis’ and the related accompanying tabular and narrative disclosure included in the Company’s Proxy Statement for the 2014 Annual Meeting of Stockholders.”
Because this vote is advisory, it will not be binding on the Board of Directors. However, the Board of Directors values the opinions of our stockholders and will take into account the outcome of the vote when considering future executive compensation arrangements as it deems appropriate.

The Board of Directors recommends that stockholders vote FOR the advisory resolution approving the compensation of the Company’s named executive officers as described in this Proxy Statement.

Audit Committee Report
The Audit Committee reviews CASMED’s financial reporting function on behalf of the Board of Directors. Management has the primary responsibility for preparing the financial statements in accordance with accounting standards generally accepted in the United States and the reporting process, including the system of internal controls. CASMED’s independent accountants are responsible for expressing an opinion on the annual financial statements as to whether or not they are presented in conformity in all material respects with accounting principles generally accepted in the United States. The Audit Committee monitors these processes through periodic meetings with management and the independent registered public accounting firm.
In this context, the Audit Committee has reviewed and discussed with management and the independent accountants the audited financial statements for the year ended December 31, 2013, including the audit scope, internal control matters, and audit results. The Audit Committee also met with the independent accountants without management present. The Audit Committee has discussed with the independent accountants the matters required to be discussed by auditing standards. In addition, the Audit Committee has received from the independent accountants the written disclosures and letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with them their independence from CASMED and its management. The Audit Committee has also considered whether all non-audit services rendered by the independent accountants to CASMED are compatible with the accountants’ independence.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the financial statements for the year ended December 31, 2013, be included for filing in CASMED’s annual report on Form 10-K for the year ended December 31, 2013.
Audit Committee of the Board of Directors
– Gregory P. Rainey
– Kathleen A. Tune
– Kenneth R. Weisshaar
Audit Committee Pre-Approval Policy
The Audit Committee operates under a written charter. Under this charter, the Audit Committee is responsible for selecting, approving, compensating, and overseeing the independence, qualifications, and performance of the independent accountants. Further, the Audit Committee has adopted a pre-approval policy pursuant to which certain permissible non-audit services may be provided by the independent accountants. Pre-approval is generally provided for up to one year and may be detailed as to the particular service or category of services and may be subject to a specific budget. The Audit Committee may also pre-approve particular services on a case-by-case basis. In assessing requests for services from the independent accountants by management, the Audit Committee considers whether such services are consistent with the auditor’s independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the company; and whether the service could enhance our ability to manage or control risk or improve audit quality.
Notwithstanding the pre-approval policy, all of the audit-related, tax and other services provided by CohnReznick LLP in fiscal year 2013 were approved in advance by the Audit Committee.

Proposal 4:
Approval of Appointment of CASMED’s Independent Accountants
The Audit Committee of our Board of Directors has selected CohnReznick LLP as our independent registered public accounting firm for the year ending December 31, 2014, and has directed that the selection of independent accountants be submitted for ratification by stockholders at the annual meeting. A representative of CohnReznick LLP is expected to be present at the annual meeting and will have an opportunity to make a statement if he or she desires and will be available to respond to appropriate questions.
Stockholder ratification of the selection of CohnReznick LLP as our independent accountants is not required by our bylaws or otherwise. However, the Audit Committee is submitting the selection of CohnReznick LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection were ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of CASMED and its stockholders.
Audit Fees
CohnReznick LLP performed the audit of our annual consolidated financial statements included in the annual report on Form 10-K, the review of interim consolidated financial statements included in quarterly reports on Form 10-Q, and the review and audit of the application of new accounting pronouncements and certain other SEC releases. In 2013, these services included the preparation of a comfort letter, review of documents, and the issuance of a consent in connection with our public offering of common stock. Aggregate fees billed for such services by CohnReznick LLP were $150,849 and $120,727 for the years ended December 31, 2013 and 2012, respectively.
Audit-Related Fees
CohnReznick LLP also provided 401(k) Plan audit services to the Company during 2013 and 2012 for the plan years ended December 31, 2012 and 2011, respectively. Fees billed for those services were $13,000 and $12,644, respectively.
Tax Fees
CohnReznick LLP did not provide tax services to CASMED during the years ended December 31, 2013 and 2012. The Company utilizes an independent third-party accounting firm to perform those services.
All Other Fees
CohnReznick LLP did not provide services in addition to those described above during the years ended December 31, 2013 and 2012.

The Board of Directors recommends that stockholders vote FOR the appointment of CohnReznick LLP as the company’s independent accountants for 2014.

Additional Information
Solicitation of Proxies
In addition to the use of the mails, proxies may be solicited by the directors, officers, and employees of the company without additional compensation in person, or by telephone, facsimile, email, or otherwise. Arrangements may also be made with brokerage firms and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of CASMED common stock, and we will reimburse these brokers, custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred. The cost of solicitation will be borne entirely by CASMED.
Other Matters
Directions to the annual meeting can be obtained by making a written or oral request to our Secretary, c/o CAS Medical Systems, Inc., 44 East Industrial Road, Branford, CT 06405 or by telephone (203-488-6056).
Management knows of no other matters which may be presented for consideration at the meeting. However, if any other matters properly come before the meeting, it is the intention of the individuals named in the enclosed proxy to vote in accordance with their judgment.
By order of the Board of Directors.
Jeffery A. Baird
Secretary

Exhibit A
CAS MEDICAL SYSTEMS, INC. 2011 EQUITY INCENTIVE PLAN
Section 1. Purpose.
The purposes of this CAS Medical Systems, Inc. 2011 Equity Incentive Plan (the “Plan”) are (1) to make available to key employees, directors and consultants certain compensatory arrangements related to the growth in value of the common stock of the Company so as to generate an increased incentive to contribute to the Company’s future financial success and prosperity, (2) to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals whose efforts can affect the financial growth and profitability of the Company, and (3) to align generally the interests of key employees, directors and consultants of the Company and its Affiliates with the interests of the Company’s stockholders.
Section 2. Definitions.
As used in the Plan, the following terms shall have the meanings set forth below:
(a) “Affiliate” shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company or (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.
(b) “Award” shall mean any Option, Restricted Stock Award, Restricted Stock Unit, Dividend Equivalent, Other Stock-Based Award, Performance Award or Substitute Award, granted under the Plan.
(c) “Award Agreement” shall mean any written agreement, contract, or other instrument or document evidencing any Award granted under the Plan.
(d) “Board of Directors” shall mean the Board of Directors of the Company as it may be composed from time to time.
(e) “Business Relationship” shall mean, with respect to a Consultant, such Consultant continuing to render, in the sole determination of the Board of Directors or the Committee, substantial ongoing services as an independent contractor of the Company.
(f) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor code thereto.
(g) “Committee” shall mean the Board of Directors, excluding any director who is not a “Non-Employee Director” within the meaning of Rule 16b-3, or any such other committee designated by the Board of Directors to administer the Plan, which committee shall be composed of not less than the minimum number of members of the Board of Directors from time to time required by Rule 16b-3 or any applicable law, each of whom is a Non-Employee Director within the meaning of Rule 16b-3.
(h) “Company” shall mean CAS Medical Systems, Inc., or any successor thereto.
(i) “Company Service” shall mean any service with the Company or any Affiliate in which the Company have at least a 51% ownership interest.
(j) “Consultant” shall mean a natural person providing bona fide services to the Company or any Affiliate that are not in connection with the offer or sale of securities in a capital raising transaction, and such party does not directly or indirectly promote or maintain a market in the Company’s securities.
(k) “Covered Award” means an Award, other than an Option or other Award with an exercise price per Share not less than the Fair Market Value of a Share on the date of grant of such Award, to a Covered Employee, if it is designated as such by the Committee at the time it is granted. Covered Awards are subject to the provisions of Section 13 of this Plan.
(l) “Covered Employees” means Participants who are designated by the Committee prior to the grant of an Award who are, or are expected to be at the time taxable income will be realized with respect to the Award, “covered employees” within the meaning of Section 162(m).

(m) “Dividend Equivalent” shall mean any right granted under Section 6(c) of the Plan.
(n) “Effective Date” shall mean the date that the Plan is first approved by the stockholders of the Company.
(o) “Employee” shall mean any employee or employee director of the Company or of any Affiliate.
(p) “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods, or procedures as shall be established from time to time by the Committee.
(q) “Incentive Stock Option” or “ISO” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code, or any successor provision thereto.
(r) “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.
(s) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.
(t) “Other Stock-Based Award” shall mean any Award granted under Section 6(d) of the Plan.
(u) “Participant” shall mean an Employee, Consultant or member of the Board of Directors who is granted an Award under the Plan.
(v) “Performance Award” shall mean any Award granted hereunder that complies with Section 6(e)(ii) of the Plan.
(w) “Performance Goals” means one or more objective performance goals, established by the Committee at the time an Award is granted, and based upon the attainment of targets for one or any combination of the following criteria, which may be determined solely by reference to the Company’s performance or the performance of a subsidiary or an Affiliate (or any business unit thereof) or based on comparative performance relative to other companies: (i) net income; (ii) earnings before income taxes; (iii) earnings per share; (iv) return on stockholders’ equity; (v) expense management; (vi) profitability of an identifiable business unit or product; (vii) revenue growth; (viii) earnings growth; (ix) total stockholder return; (x) cash flow; (xi) return on assets; (xii) pre-tax operating income; (xiii) net economic profit (operating earnings minus a charge for capital); (xiv) customer satisfaction; (xv) provider satisfaction; (xvi) employee satisfaction; (xvii) strategic innovation; or (xviii) any combination of the foregoing. Performance Goals shall be set by the Committee within the time period prescribed by Section 162(m).
(x) “Person” shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.
(y) “Released Securities” shall mean securities that were Restricted Securities with respect to which all applicable restrictions have expired, lapsed, or been waived.
(z) “Restricted Securities” shall mean Awards of Restricted Stock or other Awards under which issued and outstanding Shares are held subject to certain restrictions.
(aa) “Restricted Stock” shall mean any Share granted under Section 6(b) of the Plan.
(bb) “Restricted Stock Unit” shall mean any right granted under Section 6(b) of the Plan that is denominated in Shares.
(cc) “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934 as amended, or any successor rule and the regulation thereto.
(dd) “Section 162(m)” means Section 162(m) of the Code or any successor thereto, and the Treasury Regulations thereunder.

(ee) “Share” or “Shares” shall mean share(s) of the common stock of the Company, and such other securities or property as may become the subject of Awards pursuant to the adjustment provisions of Section 4(c).
(ff) “Substitute Award” shall mean an Award granted in assumption of, or in substitution for, an outstanding award previously granted by a company acquired by the Company or with which the Company combines.
Section 3. Administration.
(a) The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to designate Participants and:
(i)
  determine the type or types of Awards to be granted to each Participant under the Plan;
(ii)
  determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards;
(iii)
  determine the terms and conditions of any Award;
(iv)
  determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards, or other property, or to what extent, and under what circumstances Awards may be canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended;
(v)
  determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee;
(vi)
  interpret and administer the Plan and any instrument or agreement relating to the Plan, or any Award made under the Plan, including any Award Agreement;
(vii)
  establish, amend, suspend, or reconcile such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and
(viii)
  make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.
(b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan, any Award, or any Award Agreement, shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any employee of the Company or of any Affiliate.
(c) The Committee may delegate to one or more executive officers of the Company or to a committee of executive officers of the Company the authority to grant Awards to Employees who are not officers or directors of the Company and to amend, modify, cancel or suspend Awards to such employees, subject to Sections 7 and 9.
Section 4. Shares Available For Awards.
(a) Maximum Shares Available. The maximum number of Shares that may be issued to Participants pursuant to Awards under the Plan shall be 2,000,000 Shares (the “Plan Maximum”), subject to adjustment as provided in Section 4(c) below. Only 500,000 Shares may be issued pursuant to Awards of Restricted Stock and Restricted Stock Units under Section 6(b) of the Plan. Pursuant to any Awards, the Company may in its discretion issue treasury Shares or authorized but previously unissued Shares pursuant to Awards hereunder. For the purpose of accounting for Shares available for Awards under the Plan, the following shall apply:

(i)
  Only Shares relating to Awards actually issued or granted hereunder shall be counted against the Plan Maximum. Shares corresponding to Awards that by their terms expired, or that are forfeited, canceled or surrendered to the Company without full consideration paid therefor shall not be counted against the Plan Maximum.
(ii)
  Shares that are forfeited by a Participant after issuance, or that are reacquired by the Company after issuance without full consideration paid therefor, shall be deemed to have never been issued under the Plan and accordingly shall not be counted against the Plan Maximum.
(iii)
  Awards not denominated in Shares shall be counted against the Plan Maximum in such amount and at such time as the Committee shall determine under procedures adopted by the Committee consistent with the purposes of the Plan.
(iv)
  Substitute Awards shall not be counted against the Plan Maximum, and clauses (i) and (ii) of this Section shall not apply to such Awards.
(v)
  The maximum number of Shares that may be the subject of Awards made to a single Participant in any two year period shall be 500,000.
(vi)
  With respect to any performance period no Participant may be granted Awards of incentive stock or incentive units that vest upon the achievement of performance objectives in respect of more than 500,000 Shares of common stock or, if such Awards are settled in cash, the fair market value thereof determined at the time of payment, each subject to adjustment as provided in Section 4(c) below.
(b) Shares Available for ISOs. The maximum number of Shares for which ISOs may be granted under the Plan shall not exceed the Plan Maximum as defined in Section 4(a) above, subject to adjustment as provided in Section 4(c) below.
(c) Adjustments to Avoid Dilution. Notwithstanding paragraphs (a) and (b) above, in the event of a stock or extraordinary cash dividend, split-up or combination of Shares, merger, consolidation, reorganization, recapitalization, or other change in the corporate structure or capitalization affecting the outstanding common stock of the Company, such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or any Award, then the Committee may make appropriate adjustments to (i) the number or kind of Shares available for the future granting of Awards hereunder, (ii) the number and type of Shares subject to outstanding Awards, and (iii) the grant, purchase, or exercise price with respect to any Award; or if it deems such action appropriate, the Committee may make provision for a cash payment to the holder of an outstanding Award; provided, however, that with respect to any ISO no such adjustment shall be authorized to the extent that such would cause the ISO to violate Code Section 422 or any successor provision thereto. The determination of the Committee as to the adjustments or payments, if any, to be made shall be conclusive.
(d) Other Plans. Shares issued under other plans of the Company shall not be counted against the Plan Maximum under the Plan.
Section 5. Eligibility.
Any director of the Company, Consultant or Employee shall be eligible to be designated a Participant.
Section 6. Awards.
(a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine:
(i)
  Exercise Price. The exercise price per Share under an Option shall be determined by the Committee; provided, however, that except in the case of Substitute Awards, no Option granted hereunder may have an exercise price of less than 100% of Fair Market Value of a Share on the date of grant.

(ii)
  Times and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part; in no event, however, shall the period for exercising an Option extend more than 10 years from the date of grant. The Committee shall also determine the method or methods by which Options may be exercised, and the form or forms (including without limitation, cash, Shares, other Awards, or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price), in which payment of the exercise price with respect thereto may be made or deemed to have been made.
(iii)
  Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.
(iv)
  Termination. In the event that a Participant terminates employment or director status or becomes disabled, or in the case of a Consultant, ceases to have a Business Relationship with the Company, Options granted hereunder shall be exercisable only as specified below:
(A)   Disability or Death.   Except as otherwise provided in an employment agreement with a Participant or as the Committee may otherwise provide, if a Participant becomes disabled or dies, any vested, unexercised portion of an Option that is at least partially vested at the time of the termination shall be forfeited in its entirety if not exercised by the Participant (or his or her heirs or representatives) within six (6) months of the date of death or disability, unless the Committee has in its sole discretion established an additional exercise period (but in any case not longer than the original option term). Except as otherwise provided in an employment agreement with a Participant or as the Committee may otherwise provide, any portion of such partially vested Option that is not vested at the time of disability or death shall be forfeited. Except as otherwise provided in an employment agreement with a Participant or as the Committee may otherwise provide, any outstanding Option granted to a Participant at the time of disability or death, for which no vesting has occurred at the time of disability or death, shall be forfeited on the date of disability or death.
(B)   Termination for Reasons Other Than Death or Disability.   Except as otherwise provided in an employment agreement with a Participant or as the Committee may otherwise provide, if a Participant terminates employment or director status for reasons other than death or disability, or in the case of a Consultant, ceases to have a Business Relationship with the Company, any vested, unexercised portion of an Option that is at least partially vested at the time of the termination shall be forfeited in its entirety if not exercised by the Participant within three (3) months of the date of termination of employment or director status, unless the Committee has in its sole discretion established an additional exercise period (but in any case not longer than the original option term). Any portion of such partially vested Option that is not vested at the time of termination shall be forfeited unless the Committee has in its sole discretion established that a Participant may continue to satisfy the vesting requirements beyond the date of his or her termination of employment, director or Consultant status. Except as otherwise provided in an employment agreement with a Participant or as the Committee may otherwise provide, any outstanding Option granted to a Participant terminating employment, director or Consultant status other than for death or disability, for which no vesting has occurred at the time of the termination shall be forfeited on the date of termination.
(C)   Sale of Business.   Except as otherwise provided in an employment agreement with a Participant or as the Committee may otherwise provide, in the event the “business unit,” (defined as a division, subsidiary, unit or other delineation that the Committee in its sole discretion may determine) for which the Participant performs substantially all of his or her services is assigned, sold, outsourced or otherwise transferred, including an asset, stock or joint venture transaction, to an unrelated third party such that after such transaction the Company owns or controls directly or indirectly less than 51% of the business unit, the affected Participant shall become 100% vested in all outstanding Options as of the date of the closing of such transaction, whether or not fully or partially vested, and such Participant shall be entitled to exercise such Options during the three (3) months following the closing of such transaction, unless the Committee has in its sole discretion established an additional exercise period (but in any case not longer than the original option term). Except as otherwise provided in an employment agreement with a Participant or as the Committee may otherwise provide, all Options which are unexercised at the end of such three (3) months shall be automatically forfeited.
(D)   Conditions Imposed on Unvested Options.   Notwithstanding the foregoing provisions describing the additional exercise periods for Options upon termination of employment, director or Consultant status, the Committee may in its sole discretion condition the right of a Participant to exercise any portion of a partially vested Option for which the Committee has established an additional exercise period on the Participant’s agreement to adhere to such conditions and stipulations which the Committee may impose, including, but not limited to, restrictions on the solicitation of employees or independent contractors, disclosure of confidential information, covenants not to compete, refraining from denigrating through adverse or disparaging communication, written or oral, whether or not true, the operations, business, management, products or services of the Company or its current or former employees and directors, including without limitation, the expression of personal views, opinions or judgements. The unvested Options of any Participant for whom the Committee has given an additional exercise period subject to such conditions subsequent as set forth in this Section 6(a)(iv)(D) shall be forfeited immediately upon a breach of such conditions.
(E)   Forfeiture for Gross Misconduct.   Notwithstanding anything to the contrary herein, any Participant who engages in “Gross Misconduct”, as defined herein, (including any Participant who may otherwise qualify for disability status) shall forfeit all outstanding, unexercised Options, whether vested or unvested, as of the date such Gross Misconduct occurs. For purposes of the Plan, Gross Misconduct shall be defined to mean (i) the Participant’s conviction of a felony (or crime of similar magnitude in non-U.S. jurisdictions) in connection with the performance or nonperformance of the Participant’s duties or (ii) the Participant’s willful act or failure to act in a way that results in material injury to the business or reputation of the Company or employees of the Company.
(F)   Vesting.   For purposes of the Plan, any reference to the “vesting” of an Option shall mean any events or conditions which, if satisfied, entitle a Participant to exercise an Option with respect to all or a portion of the shares covered by the Option. The complete vesting of an Option shall be subject to Section 6(a)(iv)(E) hereof. Such vesting events or conditions may be set forth in the Notice of Grant or otherwise be determined by the Committee.
(b) Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Awards of Restricted Stock and or Restricted Stock Units to Participants with the following terms and conditions.
(i)
  Restrictions.   Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, continued employment, director or Consultant service over a specified period or the attainment of specified Performance Objectives (as defined in Section 6(e)(ii)(B)) or Performance Goals, in accordance with Section 13), which restrictions may lapse separately or concurrently at such time or times, in such installments or otherwise, as the Committee may deem appropriate.
(ii)
  Registration.   Any Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.
(iii)
  Termination.   Except as otherwise provided in an employment agreement with a Participant or as the Committee may otherwise provide, upon termination of employment or director service of a Participant, or in the case of a Consultant, ceases to have a Business Relationship with the Company, for any reason during the applicable restriction period, all Restricted Stock and all Restricted Stock Units, or portion thereof, still subject to restriction shall be forfeited and reacquired by the Company; provided, however, that in the event termination of employment or director service is due to the death or disability of the Participant, the Committee may waive in whole or in part any or all remaining restrictions with respect to Restricted Stock or Restricted Stock Units.
(c) Dividend Equivalents. The Committee may grant to Participants Dividend Equivalents under which the holders thereof shall be entitled to receive payments equivalent to dividends with respect to a number of Shares determined by the Committee, and the Committee may provide that such amounts shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Subject to the terms of the Plan, such Awards may have such terms and conditions as the Committee shall determine.
(i)
  Termination. Except as otherwise provided in an employment agreement with a Participant or as the Committee may otherwise provide, upon termination of the Participant’s employment or director service, or in the case of a Consultant, ceases to have a Business Relationship with the Company, for any reason during the term of a Dividend Equivalent, the right of a Participant to payment under a Dividend Equivalent shall terminate as of the date of termination; provided, however, that in the event the Participant’s employment or director service terminates because of the death or disability of a Participant the Committee may determine that such right terminates at a later date.
(d) Other Stock-Based Awards. The Committee is hereby authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares (including without limitation securities convertible into Shares), as are deemed by the Committee to be consistent with the purposes of the Plan; provided, however, that such grants must comply with Rule 16b-3 and applicable law.
(i)
  Consideration.   If applicable, Shares or other securities delivered pursuant to a purchase right granted under this Section 6(d) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including without limitation cash, Shares, other securities, other Awards or other property, or any combination thereof, as the Committee shall determine; provided, however, that except in the case of Substitute Awards, no derivative security (as defined in Rule 16b-3) awarded hereunder may have an exercise price of less than 100% of Fair Market Value of a Share on the date of grant.
(ii)
  Termination.   In granting any Stock-Based Award pursuant to this Section 6(d) the Committee shall also determine what effect the termination of employment or director service of the Participant holding such Award, or in the case of a Consultant, ceasing to have a Business Relationship with the Company, shall have on the rights of the Participant pursuant to the Award.
(e) General. The following general provisions shall apply to all Awards granted hereunder, subject to the terms of other sections of this Plan or any Award Agreement.
(i)
  Award Agreements.   Each Award granted under this Plan shall be evidenced by an Award Agreement which shall specify the relevant material terms and conditions of the Award and which shall be signed by the Participant receiving such Award, if so indicated by the Award.
(ii)
  Performance Awards.   Subject to the other terms of this Plan, the payment, release or exercisability of any Award, in whole or in part, may be conditioned upon the achievement of such Performance Objectives (as defined below) during such performance periods as are specified by the Committee. Hereinafter in this Section 6(e)(ii) the terms payment, pay, and paid also refer to the release or exercisability of a Performance Award, as the case may require.
(A)   Terms.   The Committee shall establish the terms and conditions of any Performance Award including the Performance Objectives (as defined below) to be achieved during any performance period, the length of any performance period, any event the occurrence of which will entitle the holder to payment, and the amount of any Performance Award granted.

(B)   Performance Objectives. The Committee shall establish “Performance Objectives” the achievement of which shall entitle the Participant to payment under a Performance Award. Performance Objectives may be any measure of the business performance of the Company, or any of its divisions or Affiliates, including but not limited to the growth in book or market value of capital stock, the increase in the earnings in total or per share, or any other financial or non-financial indicator specified by the Committee.
(C)   Fulfillment of Conditions and Payment. The Committee shall determine in a timely manner whether all or part of the conditions to payment of a Performance Award have been fulfilled and, if so, the amount, if any, of the payment to which the Participant is entitled.
(iii)
  Rule 16b-3 Six Month Limitations. To the extent required in order to render the grant of an Award, the exercise of an Award or any derivative security, or the sale of securities corresponding to an Award, an exempt transaction under Section 16(b) of the Securities Exchange Act of 1934 only, any equity security granted under the Plan to a Participant must be held by such Participant for at least six months from the date of grant, or in the case of a derivative security granted pursuant to the Plan to a Participant, at least six months must elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security. Terms used in the preceding sentence shall, for the purposes of such sentence only, have the meanings if any, assigned or attributed to them under Rule 16b-3.
(iv)
  Limits on Transfer of Awards. No Award (other than Released Securities), and no right under any such Award shall be assignable, alienable, pledgeable, attachable, encumberable, saleable, or transferable by a Participant other than by will or by the laws of descent and distribution or pursuant to a domestic relations order (or, in the case of Awards that are forfeited or canceled, to the Company); and any purported assignment, sale, transfer, thereof shall be void and unenforceable against the Company or Affiliate. If the Committee so indicates in writing to a Participant, he or she may designate one or more beneficiaries who may exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant.
(v)
  Exercisability. Each Award, and each right under any Award, shall be exercisable, during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative or by a transferee receiving such Award pursuant to a domestic relations order referred to above.
(vi)
  No Cash Consideration for Awards. Awards may be granted for no cash consideration, or for such minimal cash consideration as the Committee may specify, or as may be required by applicable law.
(vii)
  Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards. Performance Awards and Awards which are not Performance Awards may be granted to the same Participant.
(viii)
  Forms of Payment Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise, or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments.

(ix)
  Term of Awards. Except as provided in Sections 6(a)(ii) or 6(a)(iv), the term of each Award shall be for such period as may be determined by the Committee.
(x)
  Share Certificates. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Unrestricted certificates representing Shares, evidenced in such manner as the Committee shall deem appropriate, shall be delivered to the holder of Restricted Stock, Restricted Stock Units or any other relevant Award promptly after such related Shares shall become Released Securities.
Section 7. Amendment and Termination of Awards.
Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan, the following shall apply to all Awards.
(a) Amendments to Awards. Subject to Section 6(b)(i), the Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue, cancel or terminate, any Award heretofore granted without the consent of any relevant Participant or holder or beneficiary of an Award; provided, however, that no such amendment, alteration, suspension, discontinuance, cancellation or termination that would be adverse to the holder of such Award may be made without such holder’s consent. Notwithstanding the foregoing, the Committee shall not amend any outstanding Option to change the exercise price thereof to any price that is lower than the original exercise price thereof except in connection with an adjustment authorized under Section 4(c).
(b) Adjustments of Awards Upon Certain Acquisitions. In the event the Company or an Affiliate shall issue Substitute Awards, the Committee may make such adjustments, not inconsistent with the terms of the Plan, in the terms of Awards as it shall deem appropriate in order to achieve reasonable comparability or other equitable relationship between the assumed awards and the Substitute Awards granted under the Plan.
(c) Adjustments of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(c) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan or an Award Agreement.
(d) Correction of Defects, Omissions, and Inconsistencies. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in any Award Agreement in the manner and to the extent it shall deem desirable to carry the Plan into effect.
Section 8. Acceleration upon a Change of Control. In the event of a Change of Control (as defined in Section 8(b) below) the following shall apply:
(a) Effect on Awards.
(i)
  Options. In the event of a Change of Control, (1) all Options outstanding on the date of such Change of Control shall become immediately and fully exercisable without regard to any vesting schedule provided for in the Option.
(ii)
  Restricted Stock and Restricted Stock Units. In the event of a Change of Control, all restrictions applicable to any Restricted Stock or Restricted Stock Unit shall terminate and be deemed to be fully satisfied for the entire stated restricted period of any such Award, and the total number of underlying Shares shall become Released Securities. The Participant shall immediately have the right to the prompt delivery of certificates reflecting such Released Securities.

(iii)
  Dividend Equivalents. In the event of a Change of Control, the holder of any outstanding Dividend Equivalent shall be entitled to surrender such Award to the Company and to receive payment of an amount equal to the amount that would have been paid over the remaining term of the Dividend Equivalent, as determined by the Committee.
(iv)
  Other Stock-Based Awards. In the event of a Change of Control, all outstanding Other Stock-Based Awards of whatever type shall become immediately vested and payable in an amount that assumes that the Awards were outstanding for the entire period stated therein, as determined by the Committee.
(v)
  Performance Awards. In the event of a Change of Control, Performance Awards for all performance periods, including those not yet completed, shall immediately become fully vested and payable in accordance with the following:
(A)   Non-Financial Performance Objectives.   The total amount of Performance Awards conditioned on nonfinancial Performance Objectives and those conditioned on financial performance shall be immediately payable (or exercisable or released, as the case may be) as if the Performance Objectives had been fully achieved for the entire performance period.
(B)   Financial Performance Objectives.   For Performance Awards conditioned on financial Performance Objectives and payable in cash, the Committee shall determine the amount payable under such Award by taking into consideration the actual level of attainment of the Performance Objectives during that portion of the performance period that had occurred prior to the date of the Change of Control, and with respect to the part of the performance period that had not occurred prior to the date of the Change of Control, the Committee shall determine an anticipated level of attainment taking into consideration available historical data and the last projections made by the Company’s Chief Financial Officer prior to the Change of Control. The amount payable shall be the present value of the amount so determined by the Committee discounted using a factor that is the Prime Rate as established by JP Morgan Chase, N.A. as of the date of the Change of Control.
(vi)
  Determination Final. The Committee’s determination of amounts payable under this Section 8(a) shall be final. Except as otherwise provided in Section 8(a)(1), any amounts due under this Section 8(a) shall be paid to Participants within 30 days after such Change of Control.
(vii)
  Exclusion. The provisions of this Section 8(a) shall not be applicable to any Award granted to a Participant if any Change of Control results from such Participant’s beneficial ownership (within the meaning of Rule 13d-3 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)) of Shares or other Company common stock or Company voting securities.
(b) Change of Control Defined. “A Change of Control” shall be deemed to have occurred if:
(i)
  there is an acquisition, in any one transaction or a series of transactions, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), of beneficial ownership (within the meaning of Rule 13(d)(3) promulgated under the Exchange Act) of 50% or more of either the then outstanding shares of Common Stock or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, but excluding, for this purpose, any such acquisition by the Company or any of its subsidiaries, or any employee benefit plan (or related trust) of the Company or its subsidiaries, or any corporation with respect to which, following such acquisition, more than 50% of the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of the common stock and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of Common Stock or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be; or
(ii)
  individuals who, as of March 1, 2011, constitute the Board (as of such date, the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to March 1, 2011 whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14(a)(11) or Regulation 14A promulgated under the Exchange Act); or
(iii)
  there occurs either (A) the consummation of a reorganization, merger or consolidation, in each case, with respect to which the individuals and entities who were the respective beneficial owners of the common stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or (B) an approval by the stockholders of the Company of a complete liquidation of dissolution of the Company or of the sale or other disposition of all or substantially all of the assets of the Company.
Section 9. Amendment and Termination of the Plan.
Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan, the Board of Directors may amend, alter, suspend, discontinue, or terminate the Plan, including without limitation any such action to correct any defect, supply any omission or reconcile any inconsistency in the Plan, without the consent of any stockholder, Participant, other holder or beneficiary of an Award, or Person; provided that any such amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award heretofore granted shall not be effective without the approval of the affected Participant(s); and provided further, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company no such amendment, alteration, suspension, discontinuation or termination shall be made that would increase the total number of Shares available for Awards under the Plan, except as provided in Section 4 hereof.
Section 10. General Provisions
(a) No Rights to Awards. No Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.
(b) Withholding. The Company or any Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, other Awards, or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy all obligations for the payment of such taxes.
(c) No Limit on Other Compensation Agreements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements and such arrangements may be either generally applicable or applicable only in specific cases.
(d) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.
(e) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law.
(f) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
(g) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be that of an unsecured general creditor of the Company or any Affiliate.
(h) No Fractional Shares. No fractional Share shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.
(i) Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
Section 11. Effective Date of the Plan.
The Plan shall be effective as of the date of its first approval by the stockholders of the Company.
Section 12. Term of the Plan.
No Award shall be granted under the Plan after the tenth anniversary of the effective date hereof. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee hereunder to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond such date.
Section 13. Participants Subject to Section 162(m).
(a) Applicability. The provisions of this Section 13 shall be applicable to all Covered Awards. Covered Awards shall be made subject to the achievement of one or more preestablished Performance Goals, in accordance with procedures to be established by the Committee from time to time. Notwithstanding any provision of the Plan to the contrary, the Committee shall not, other than upon a Change of Control, have discretion to waive or amend such Performance Goals or to, except as provided in Section 4(c), increase the number of Shares subject to Covered Awards or the amount payable pursuant to Covered Awards after the Performance Goals have been established; provided, however, that the Committee may, in its sole discretion, reduce the number of Shares subject to Covered Awards or the amount which would otherwise be payable pursuant to Covered Awards; and provided, further, that the provisions of Section 8 shall override any contrary provision of this Section 13.
(b) Certification. No shares shall be delivered and no payment shall be made pursuant to a Covered Award unless and until the Committee shall have certified in writing that the applicable Performance Goals have been attained.

(c) Procedures. The Committee may from time to time establish procedures pursuant to which Covered Employees will be permitted or required to defer receipt of amounts payable under Awards made under the Plan.
(d) Committee. Notwithstanding any other provision of the Plan, for all purposes involving Covered Awards, the Committee shall consist of at least two members of the Board of Directors, each of whom is an “outside director” within the meaning of Section 162(m).
Section 14. Code §409A Compliance.
To the extent any Award hereunder provides for a deferral of compensation (within the meaning of Code §409A and related regulations), the material terms of the deferral, to the extent required under Treasury Regulation §1.409A-1(c)(3) to establish a deferred compensation plan, shall be set forth in the written Award documentation (including by incorporation by reference, if applicable) prior to the effective date of such Award. Such provisions may include a requirement that if any payment or acceleration of a payment is made upon a change of control, the definition of change of control for purposes of such award also complies with the requirements of Treasury Regulation §1.409A-3(i)(5).
In addition, whenever it is provided in this Plan or in any Award made hereunder that a payment or delivery is to be made “promptly” after a given event, such payment or delivery shall be made within 10 days of the event and the recipient shall have no right to designate the taxable year of payment or delivery.
Effective as of June 8, 2011; as amended effective June 20, 2013 and June 25, 2014.

ANNUAL MEETING OF STOCKHOLDERS OFCAS MEDICAL SYSTEMS, INC.June 25, 2014GO GREENe-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement, proxy card and annual report are available at www.casmed.comPlease sign, date and mail your proxy card in theenvelope provided as soon as possible.Please detach along perforated line and mail in the envelope provided.20630303000000000000 4 062514THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3, AND 4.PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE xFOR AGAINST ABSTAIN 1. Election of six directors. 2. Approval of the 2011 Equity Incentive Plan, as amended. FOR ALL NOMINEES WITHHOLD AUTHORITYFOR ALL NOMINEESFOR ALL EXCEPT(See instructions below) NOMINEES:O Lawrence S. BursteinO Thomas M. Patton O Gregory P. Rainey O James E. Thomas O Kathleen A. TuneO Kenneth R. Weisshaar 3. Advisory approval of the compensation of our named executive officers.4. Ratification of appointment of independent accountants for 2014. FOR AGAINST ABSTAINFOR AGAINST ABSTAIN INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”and fill in the circle next to each nominee you wish to withhold, as shown here: To transact such other matters as may properly come before the meeting caused by any adjournment or any postponement of the meeting.This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1, 2, 3, and 4. Please sign exactly as name appears on the left.PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.Signature of Stockholder Date: Signature of Stockholder Date:Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0CAS MEDICAL SYSTEMS, INC.44 East Industrial Road, Branford, Connecticut 06405This Proxy is Solicited on Behalf of the Board of DirectorsThe undersigned hereby appoints James E. Thomas and Thomas M. Patton, and each of them, as the true and lawful attorneys, agents, and proxies of the undersigned, each with full power of substitution, to represent and vote all shares of CAS Medical Systems, Inc. held of record by the undersigned on April 28, 2014, at the Annual Meeting of Stockholders to be held on June 25, 2014, and at any adjournment thereof, as specified on the reverse side of this proxy card and in their discretion upon such other matters as may properly come before such Annual Meeting and at any adjournment thereof. Any and all proxies heretofore given are hereby revoked.(Continued and to be signed on the reverse side)14475